UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23157

___________________________________________

BROOKFIELD REAL ASSETS INCOME FUND INC.
(Exact name of registrant as specified in charter)

___________________________________________

Brookfield Place
225 Liberty Street, 35th Floor
New York, New York 10281
(Address of principal executive offices) (Zip code)

Brian F. Hurley, Esq.
Brookfield Real Assets Income Fund Inc.
Brookfield Place
225 Liberty Street, 35th Floor
New York, New York 10281
(Name and address of agent for service)

___________________________________________

(855) 777-8001
Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2025

Item 1. Reports to Stockholders.

(a)

Brookfield

Brookfield Real Assets Income Fund Inc.

Semi-Annual Report

June 30, 2025

IN PROFILE

Brookfield Public Securities Group LLC (the “Firm”) is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management (as defined below). The Firm provides global listed real assets strategies including real estate equities, infrastructure and energy infrastructure equities, multi-real-asset-class strategies and real asset debt. With approximately $56 billion of assets under management as of June 30, 2025, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is an indirect wholly-owned subsidiary of Brookfield Asset Management Ltd. (NYSE: BAM; TSX: BAMA) (“Brookfield Asset Management” or “BAM”), with $1 trillion of assets under management as of June 30, 2025. Brookfield Corporation, a publicly traded company (NYSE: BN; TSX: BN), holds a 73% interest in BAM. For more information, go to https://publicsecurities.brookfield.com.

Brookfield Real Assets Income Fund Inc. (the “Fund”) is managed by Brookfield Public Securities Group LLC. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at https://www.brookfieldoaktree.com/fund/brookfield-real-assets-income-fund-inc.

This report is for shareholder information. This is not a Prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

LETTER TO SHAREHOLDERS

Dear Shareholders,

We are pleased to provide the Semi-Annual Report for Brookfield Real Assets Income Fund Inc. (the “Fund”) for the six months ended June 30, 2025.

Global equities traded higher in the first half of 2025 amidst considerable bouts of macroeconomic volatility and economic uncertainty. The MSCI World Index rose 9.75% outpacing U.S. stocks, which returned +6.20%, as measured by the S&P 500. Investor enthusiasm for international stocks grew amid fears of the potential decline of US exceptionalism, U.S. dollar dominance, and globalization, prompting investors to seek opportunities in Asia, Europe, and emerging markets. Bond performance was also resilient during the period, with the Barclays Global Aggregate Index rising 7.27% on the back of the 10-year U.S. Treasury yield decreasing to 4.23% from 4.57% at December 31, 2025. Within commodities, the Bloomberg Commodity Index rose 5.53%, aided by the rising price of gold.

Real asset equities performed in line with their broad market counterparts during the period. Compared to broader equities, real asset equities have long-lived assets, with consistent cash flows, revenue streams tied to inflation, and primarily serve domestic markets. These characteristics were in favor during the period as U.S. tariff policy induced fears of slowing global economic growth. Returns within the real asset universe were led by global infrastructure equities, which advanced 9.79% and were helped by the communication and utilities sectors. Global real estate equities, as measured by FTSE EPRA, rose 6.66%, with the FTSE EPRA Asia and Europe indices outperforming their U.S. counterparts by 17.65% and 24.40%, respectively. On a sector basis, healthcare outperformed while lodging underperformed due to slowing consumer travel and fears of a global economic slowdown.

In debt markets, both real asset investment-grade and real asset high-yield securities slightly underperformed their broad-market counterparts, the former due to sector-specific drivers, such as California wildfires impacting certain utility bonds, and the latter due to weakness within energy. In securitized credit, attractive absolute yields and ample liquidity led to robust CMBS and RMBS issuance, which helped drive strong performance during the period.

We believe heightened levels of economic and policy uncertainty may persist over the coming quarters as economic data adjusts to the pull forward of demand from U.S. tariff implementation and trade agreements are negotiated between the U.S. and its partners. Counterbalancing these concerns are better-than-expected U.S. economic growth and a rebound in business investment. Additionally, investors have responded with a strong appetite for risk assets across equity and credit markets, with enthusiasm over the buildout of artificial intelligence (AI) infrastructure bolstering equity markets and healthy issuer fundamentals keeping credit spreads near all-time lows. The confluence of the above factors, along with the possibility of interest rate cuts by the Federal Reserve in the second half of the year, has us constructive heading into the second half of the year.

At Brookfield, the assets owned by the companies in which we invest live at the epicenter of several decades-long megatrends, namely: Decarbonization, Deglobalization and Digitization. Trillions of dollars will be deployed as these trends play out; and across our funds we seek to uncover the highest quality listed equity and debt investment opportunities that stand to benefit from these secular shifts as well as the more favorable macro backdrop. Moreover, active security selection focused on fundamentals — namely earnings growth and valuations — is key to producing attractive investment returns in any environment.

We welcome your questions and comments and encourage you to contact our Investor Relations team at 1-855-777-8001 or visit us at https://www.brookfieldoaktree.com/ for more information.

Thank you for your support.

2025 Semi-Annual Report	1

LETTER TO SHAREHOLDERS (continued)

Sincerely,

Brian F. Hurley	Paula Horn
President Brookfield Real Assets Income Fund Inc.	President and Chief Investment Officer Brookfield Public Securities Group LLC

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on June 30, 2025, and subject to change based on subsequent developments.

Past performance is no guarantee of future results.

Investing involves risk. Principal loss is possible. Real assets include real estate securities, infrastructure securities and natural resources securities. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conservation policies. Natural resources securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics.

2	Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC. Fund Performance (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

As of June 30, 2025	6 Months†	1 Year	5 Years	Since Inception*
Brookﬁeld Real Assets Income Fund Inc. - Based on Net Asset Value	4.23%	9.96%	7.21%	5.13%
Brookﬁeld Real Assets Income Fund Inc. - Based on Market Price	5.87%	16.47%	8.38%	6.02%
ICE BofA U.S. High Yield Index	4.59%	10.31%	6.05%	5.36%

† Returns for less than one year are not annualized.

* Inception date of December 2, 2016.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Disclosure

Past performance is no guarantee of future results.

All returns shown in USD.

ICE BofA U.S. High Yield Index tracks the performance of U.S.-dollar-denominated below-investment-grade corporate debt publicly issued in the U.S. domestic market.

An index does not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of Fund holdings.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, as described in the Fund’s Prospectus. These objectives will not necessarily be achieved in all interest rate environments. The leverage strategy of the Fund assumes a positive slope to the yield curve (short-term interest rates lower than long-term rates). Otherwise, the benefits of leverage will be reduced or eliminated completely. The use of leverage involves risk, including the potential for higher volatility and greater declines of the Fund’s net asset value, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others.

This report may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the case, of the results obtained from the use of such content.

THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.

2025 Semi-Annual Report	3

BROOKFIELD REAL ASSETS INCOME FUND INC. Fund Performance (Unaudited) (continued)

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

Fixed income investing entails credit and interest rate risks. Interest rate risk is the risk that rising interest rates or an expectation of rising interest rates in the near future will cause the values of the Fund’s investments to decline. Risks associated with rising interest rates are heightened given that rates in the U.S. are at or near historic lows. When interest rates rise, bond prices generally fall, and the value of the portfolio can fall. Below-investment-grade (“high yield” or “junk”) bonds are more at risk of default and are subject to liquidity risk. Mortgage-backed securities are subject to prepayment risk. Foreign investments may be volatile and involve additional expenses and special risks, including currency fluctuations, foreign taxes, regulatory and geopolitical risks. Emerging and developing market investments may be especially volatile. Derivative instruments entail higher volatility and risk of loss compared to traditional stock or bond investments.

4	Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC. Portfolio Characteristics (Unaudited) June 30, 2025
PORTFOLIO STATISTICS
Annualized distribution rate[1]	10.59%
Weighted average coupon	5.43%
Duration	3.10 years
Percentage of leveraged assets	23.70%
Total number of holdings	576
ASSET BY COUPON TYPE DISTRIBUTION[2]
Corporate Credit
— Infrastructure	38.0%
— Real Estate	12.7%
— Natural Resources	6.6%
— Other	0.3%
Total Corporate Credit	57.6%
Securitized Credit
— Residential Mortgage-Backed Securities	21.9%
— Commercial Mortgage-Backed Securities	6.1%
— Real Estate	2.5%
Total Securitized Credit	30.5%
Equities
— Infrastructure	6.4%
— Real Estate	0.7%
Total Equities	7.1%
Cash & Other	4.8%
Total	100.0%
FIXED INCOME ASSETS BY CREDIT RATING[3]
BBB and Above	17.7%
BB	39.1%
B	16.3%
CCC and Below	8.6%
Unrated	18.3%
Total	100.0%

____________

1 The distribution rate referenced above is calculated as the annualized amount of the most recent monthly distribution declared divided by the June 30, 2025 stock price. This calculation does not include any non-income items such as loan proceeds or borrowings. The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. Year-to-date through June 30, 2025, 37.80% of the Fund’s distributions are estimated to be a return of capital.

2 Percentages are based on total market value of investments.

3 Percentages are based on total market value of fixed income securities.

2025 Semi-Annual Report	5

BROOKFIELD REAL ASSETS INCOME FUND INC. Schedule of Investments (Unaudited) June 30, 2025
	Par		Value
CORPORATE CREDIT – 68.3%
Basic Industrial – 1.3%
Clearwater Paper Corp., 4.75%, 08/15/2028 (a)(b)		3,000,000	$2,836,188
Methanex Corp., 5.25%, 12/15/2029 (b)		1,490,000	1,471,940
Methanex US Operations, Inc., 6.25%, 03/15/2032 (a)(b)		1,450,000	1,443,716
NOVA Chemicals Corp., 8.50%, 11/15/2028 (a)(b)		1,405,000	1,483,931
Tronox, Inc., 4.63%, 03/15/2029 (a)(c)		4,245,000	3,663,460
			10,899,235
Capital Goods – 0.4%
Cascades, Inc., 6.75%, 07/15/2030 (a)		3,252,000	3,272,325
Diversified – 1.9%
Five Point Operating Co. LP, 10.50%, 01/15/2028 (a)(b)(d)		4,098,966	4,170,448
Forestar Group, Inc., 5.00%, 03/01/2028 (a)(b)		1,440,000	1,417,802
Howard Hughes Corp. 5.38%, 08/01/2028 (a)(b)		4,275,000	4,251,305
4.38%, 02/01/2031 (a)		1,610,000	1,485,662
Kennedy Wilson Europe Real Estate Ltd., 3.25%, 11/12/2025	EUR	631,579	739,060
Kennedy-Wilson, Inc. 4.75%, 02/01/2030 (b)		1,700,000	1,556,894
5.00%, 03/01/2031		1,715,000	1,545,644
Zayo Group Holdings, Inc., First Lien, 8.58% (1 mo. Term SOFR + 4.25%), 03/09/2027		20,487	19,637
			15,186,452
Energy – 6.1%
Antero Resources Corp., 5.38%, 03/01/2030 (a)(b)		2,840,000	2,857,290
Ascent Resources Utica Holdings LLC, 6.63%, 10/15/2032 (a)(b)		2,895,000	2,946,033
Baytex Energy Corp., 8.50%, 04/30/2030 (a)(b)		1,362,000	1,365,917
Civitas Resources, Inc., 8.38%, 07/01/2028 (a)(b)		5,295,000	5,421,404
CNX Resources Corp., 7.38%, 01/15/2031 (a)(c)		2,533,000	2,641,856
Comstock Resources, Inc., 6.75%, 03/01/2029 (a)(c)		2,883,000	2,887,884
Crescent Energy Finance LLC 9.25%, 02/15/2028 (a)(b)		2,130,000	2,217,064
7.63%, 04/01/2032 (a)(c)		2,700,000	2,636,435

____________

See Notes to Financial Statements.

6	Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC. Schedule of Investments (Unaudited) (continued) June 30, 2025
	Par	Value
CORPORATE CREDIT (continued)
EQT Corp., 4.50%, 01/15/2029 (a)(b)	3,228,000	$3,187,521
Hilcorp Energy I LP 6.25%, 11/01/2028 (a)(b)	4,300,000	4,310,930
7.25%, 02/15/2035 (a)(b)	1,400,000	1,368,893
MEG Energy Corp., 5.88%, 02/01/2029 (a)(b)(c)	4,650,000	4,640,511
Moss Creek Resources Holdings, Inc., 8.25%, 09/01/2031 (a)	1,865,000	1,813,881
Permian Resources Operating LLC 5.88%, 07/01/2029 (a)(b)	2,825,000	2,835,879
6.25%, 02/01/2033 (a)	2,830,000	2,856,042
Transocean Titan Financing Ltd., 8.38%, 02/01/2028 (Acquired 2/22/2023 – 3/1/2023, Cost $2,349,551) (a)(b)(e)	2,334,286	2,379,083
Transocean, Inc., 8.75%, 02/15/2030 (a)(c)	2,480,000	2,550,293
		48,916,916
Health Facilities – 2.5%
Community Health Systems, Inc., 10.88%, 01/15/2032 (a)(c)	9,573,000	10,147,811
LifePoint Health, Inc., 8.38%, 02/15/2032 (a)(b)	2,835,000	3,021,676
Tenet Healthcare Corp., 6.13%, 10/01/2028 (b)	6,770,000	6,778,415
Toledo Hospital, 4.98%, 11/15/2045	250,000	201,563
		20,149,465
Infrastructure Services – 1.0%
Cemex SAB de CV, 7.20% to 09/10/2030 then 5 yr. CMT Rate + 3.52%, Perpetual (a)	3,000,000	3,030,750
Quikrete Holdings, Inc., 6.38%, 03/01/2032 (a)(b)	1,610,000	1,658,021
Wrangler Holdco Corp., 6.63%, 04/01/2032 (a)(b)	3,000,000	3,117,921
		7,806,692
Leisure – 3.9%
Caesars Entertainment, Inc. 7.00%, 02/15/2030 (a)(b)	5,250,000	5,435,339
6.50%, 02/15/2032 (a)(b)	2,850,000	2,923,506
Hilton Domestic Operating Co., Inc. 4.00%, 05/01/2031 (a)	3,085,000	2,903,380
5.88%, 03/15/2033 (a)	1,400,000	1,426,354
MGM Resorts International, 6.13%, 09/15/2029	2,785,000	2,832,161
NCL Corp. Ltd., 6.75%, 02/01/2032 (a)(c)	2,862,000	2,929,898

____________

See Notes to Financial Statements.

2025 Semi-Annual Report	7

BROOKFIELD REAL ASSETS INCOME FUND INC. Schedule of Investments (Unaudited) (continued) June 30, 2025
	Par	Value
CORPORATE CREDIT (continued)
RHP Hotel Properties LP 4.50%, 02/15/2029 (a)(b)(c)	4,010,000	$3,919,306
6.50%, 06/15/2033 (a)	1,957,000	2,013,256
Six Flags Entertainment Corp., 7.25%, 05/15/2031 (a)(c)	1,370,000	1,409,316
Station Casinos LLC, 6.63%, 03/15/2032 (a)	1,490,000	1,527,539
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/2028 (a)	1,475,000	1,443,356
Wynn Resorts Finance LLC, 7.13%, 02/15/2031 (a)(c)	2,700,000	2,878,978
		31,642,389
Media – 8.2%
Cable One, Inc., 4.00%, 11/15/2030 (Acquired 12/4/2020 – 5/20/2025, Cost $5,708,479) (a)(b)(e)	6,640,000	5,229,266
CCO Holdings LLC 6.38%, 09/01/2029 (a)(c)	5,170,000	5,275,675
4.75%, 03/01/2030 (a)(b)	9,475,000	9,178,287
CSC Holdings LLC 3.38%, 02/15/2031 (a)(b)	10,093,000	6,967,157
4.50%, 11/15/2031 (a)(b)(c)	18,284,000	12,872,479
Directv Financing LLC, 10.00%, 02/15/2031 (a)(b)	5,850,000	5,672,384
DISH Network Corp., 11.75%, 11/15/2027 (a)(b)	10,358,000	10,676,731
Midcontinent Communications, 8.00%, 08/15/2032 (a)(b)	2,665,000	2,820,415
Virgin Media Secured Finance PLC, 4.50%, 08/15/2030 (a)(b)	4,675,000	4,357,509
VZ Secured Financing BV, 5.00%, 01/15/2032 (a)	3,223,000	2,866,350
		65,916,253
Metals & Mining – 0.8%
Champion Iron Canada, Inc., 7.88%, 07/15/2032 (a)	1,640,000	1,661,983
Cleveland-Cliffs, Inc. 5.88%, 06/01/2027 (b)(c)	3,000,000	2,997,679
7.00%, 03/15/2032 (a)	1,530,000	1,442,249
		6,101,911
Oil Gas Transportation & Distribution – 14.5%
AltaGas Ltd., 7.20% to 10/15/2034 then 5 yr. CMT Rate + 3.57%, 10/15/2054 (a)(b)	7,197,000	7,198,591
Antero Midstream Partners LP, 5.38%, 06/15/2029 (a)(b)	5,400,000	5,355,503
Beazer Homes USA, Inc., 7.50%, 03/15/2031 (a)(b)	3,125,000	3,168,275
Buckeye Partners LP, 4.13%, 12/01/2027 (b)	3,655,000	3,589,137

____________

See Notes to Financial Statements.

8	Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC. Schedule of Investments (Unaudited) (continued) June 30, 2025
	Par	Value
CORPORATE CREDIT (continued)
Enbridge, Inc. 7.38% to 01/15/2028 then 5 yr. CMT Rate + 3.71%, 01/15/2083	825,000	$848,777
7.63% to 01/15/2033 then 5 yr. CMT Rate + 4.42%, 01/15/2083 (b)	8,790,000	9,269,160
Energy Transfer LP 7.13% to 05/15/2030 then 5 yr. CMT Rate + 5.31%, Perpetual (b)	4,597,000	4,682,339
7.56% (3 mo. Term SOFR + 3.28%), 11/01/2066 (b)	4,770,000	4,749,348
Enterprise Products Operating LLC 5.25% to 08/16/2027 then 3 mo. Term SOFR + 3.29%, 08/16/2077	1,460,000	1,443,519
5.38% to 02/15/2028 then 3 mo. Term SOFR + 2.83%, 02/15/2078 (c)	8,516,000	8,374,600
Excelerate Energy LP, 8.00%, 05/15/2030 (a)	1,097,000	1,158,437
Genesis Energy LP, 7.88%, 05/15/2032	1,430,000	1,486,820
Hess Midstream LP, 6.50%, 06/01/2029 (a)(b)	2,750,000	2,827,674
Kinetik Holdings LP, 5.88%, 06/15/2030 (a)(b)(c)	4,440,000	4,479,076
Parkland Corp., 4.50%, 10/01/2029 (a)(b)	3,247,000	3,121,674
Plains All American Pipeline LP, 8.70% (3 mo. Term SOFR + 4.37%), Perpetual (b)	13,765,000	13,794,099
South Bow Canadian Infrastructure Holdings Ltd., 7.50% to 03/01/2035 then 5 yr. CMT Rate + 3.67%, 03/01/2055 (a)(b)	6,750,000	6,964,292
Suburban Propane Partners LP, 5.00%, 06/01/2031 (a)(b)(c)	4,389,000	4,151,527
Summit Midstream Holdings LLC, 8.63%, 10/31/2029 (a)(b)	2,688,000	2,744,257
Sunoco LP, 4.50%, 05/15/2029 (b)	1,981,000	1,922,859
Tallgrass Energy Partners LP, 6.00%, 12/31/2030 (a)(b)	4,339,000	4,257,641
Transcanada Trust, 5.60% to 03/07/2032 then 5 yr. CMT Rate + 3.99%, 03/07/2082 (b)	6,755,000	6,561,068
Venture Global Calcasieu Pass LLC, 6.25%, 01/15/2030 (a)(b)	4,005,000	4,127,601
Venture Global LNG, Inc. 7.00%, 01/15/2030 (a)	2,750,000	2,778,605
8.38%, 06/01/2031 (a)(c)	1,885,000	1,958,083
Venture Global Plaquemines LNG LLC 7.50%, 05/01/2033 (a)	1,094,000	1,171,478
6.50%, 01/15/2034 (a)	1,636,000	1,636,000
Whistler Pipeline LLC, 5.95%, 09/30/2034 (a)(b)	2,950,000	2,987,908
		116,808,348
Real Estate – 6.7%
American Assets Trust LP, 6.15%, 10/01/2034 (b)(c)	4,262,000	4,258,944
Brandywine Operating Partnership LP, 8.88%, 04/12/2029 (b)(c)	4,288,000	4,645,106

____________

See Notes to Financial Statements.

2025 Semi-Annual Report	9

BROOKFIELD REAL ASSETS INCOME FUND INC. Schedule of Investments (Unaudited) (continued) June 30, 2025
	Par	Value
CORPORATE CREDIT (continued)
EPR Properties, 3.60%, 11/15/2031	3,100,000	$2,815,416
Global Net Lease, Inc., 3.75%, 12/15/2027 (a)(b)	1,510,000	1,442,248
Iron Mountain, Inc. 4.88%, 09/15/2029 (Acquired 2/10/2021 – 2/11/2021, Cost $3,001,198) (a)(b)(e)	2,950,000	2,898,506
6.25%, 01/15/2033 (a)(b)	3,380,000	3,475,286
Ladder Capital Finance Holdings LLLP, 7.00%, 07/15/2031 (a)	2,620,000	2,742,111
Lamar Media Corp., 4.00%, 02/15/2030 (b)(c)	3,050,000	2,913,653
MPT Operating Partnership LP, 8.50%, 02/15/2032 (a)(b)	2,675,000	2,797,456
Park Intermediate Holdings LLC, 7.00%, 02/01/2030 (a)(b)	1,344,000	1,381,711
Piedmont Operating Partnership LP 9.25%, 07/20/2028	2,543,000	2,831,831
6.88%, 07/15/2029 (b)	3,456,000	3,639,868
Service Properties Trust 4.95%, 10/01/2029	5,315,000	4,636,972
4.38%, 02/15/2030 (b)(c)	9,179,000	7,720,264
Starwood Property Trust, Inc. 7.25%, 04/01/2029 (a)(c)	2,735,000	2,875,812
6.50%, 10/15/2030 (a)	1,700,000	1,755,153
XHR LP, 4.88%, 06/01/2029 (a)(c)	1,488,000	1,441,881
		54,272,218
Support-Services – 0.4%
Grand Canyon University, 5.13%, 10/01/2028	3,250,000	3,136,609
Telecommunication Services – 9.3%
Altice France SA, 5.50%, 01/15/2028 (a)(b)	5,161,000	4,343,446
Bell Telephone Co. of Canada, 6.88% to 09/15/2030 then 5 yr. CMT Rate + 2.39%, 09/15/2055 (b)(c)	4,073,000	4,156,639
C&W Senior Finance Ltd., 9.00%, 01/15/2033 (a)(c)	2,066,000	2,115,842
Cable One, Inc., 0.00%, 03/15/2026 (b)(f)	5,000,000	4,730,500
Cablevision Lightpath LLC, 5.63%, 09/15/2028 (a)	1,000,000	966,027
EchoStar Corp., 6.75%, 11/30/2030 (c)	10,405,475	9,495,355
Frontier Communications Holdings LLC, 8.63%, 03/15/2031 (a)(b)	4,235,000	4,499,720
Iliad Holding SASU, 8.50%, 04/15/2031 (a)(b)	1,500,000	1,604,554

____________

See Notes to Financial Statements.

10	Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC. Schedule of Investments (Unaudited) (continued) June 30, 2025
	Par	Value
CORPORATE CREDIT (continued)
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027 (a)(b)	1,531,000	$1,029,598
5.13%, 07/15/2029 (a)	7,129,000	4,197,287
Level 3 Financing, Inc. 3.75%, 07/15/2029 (a)	5,600,000	4,711,000
4.50%, 04/01/2030 (a)(b)	4,400,000	3,982,000
6.88%, 06/30/2033 (a)	274,000	278,746
Liberty Costa Rica Senior Secured Finance, 10.88%, 01/15/2031 (a)(b)	1,800,000	1,917,000
Optics Bidco SpA, 6.38%, 11/15/2033 (a)(b)	1,826,000	1,773,210
Rogers Communications, Inc., 5.25% to 03/15/2027 then 5 yr. CMT Rate + 3.59%, 03/15/2082 (Acquired 2/21/2023 – 9/11/2023, Cost $3,919,395) (a)(b)(e)	4,335,000	4,302,471
Telecom Italia Capital SA, 6.38%, 11/15/2033 (b)	2,860,000	2,982,019
TELUS Corp., 7.00% to 10/15/2035 then 5 yr. CMT Rate + 2.71%, 10/15/2055	3,283,000	3,308,709
Uniti Group LP 10.50%, 02/15/2028 (a)	3,635,000	3,855,899
6.50%, 02/15/2029 (a)(c)	10,760,000	10,400,928
8.63%, 06/15/2032 (a)	450,000	454,840
		75,105,790
Transportation – 0.6%
BNSF Funding Trust I, 6.61% to 01/15/2026 then 3 mo. LIBOR US + 2.35%, 12/15/2055 (b)(g)	675,000	677,234
Brightline East LLC, 11.00%, 01/31/2030 (a)(c)	5,720,000	4,232,800
LBJ Infrastructure Group LLC, 3.80%, 12/31/2057 (a)	150,000	102,030
		5,012,064
Utility – 10.7%
AES Corp., 6.95% to 07/15/2030 then 5 yr. CMT Rate + 2.89%, 07/15/2055 (b)(c)	8,760,000	8,515,786
AES Panama Generation Holdings SRL, 4.38%, 05/31/2030 (a)	1,606,951	1,467,147
American Electric Power Co., Inc. 6.95% to 12/15/2034 then 5 yr. CMT Rate + 2.68%, 12/15/2054 (b)	3,387,000	3,538,352
7.05% to 12/15/2029 then 5 yr. CMT Rate + 2.75%, 12/15/2054 (b)	1,380,000	1,433,794
Atlantica Sustainable Infrastructure Ltd., 4.13%, 06/15/2028 (a)(b)	2,596,000	2,482,194
Calpine Corp., 5.13%, 03/15/2028 (a)(c)	4,605,000	4,599,175
CenterPoint Energy, Inc., 6.85% to 02/15/2035 then 5 yr. CMT Rate + 2.95%, 02/15/2055 (b)	7,225,000	7,474,226
Clearway Energy Operating LLC, 3.75%, 02/15/2031 (a)(b)	1,897,000	1,741,773

____________

See Notes to Financial Statements.

2025 Semi-Annual Report	11

BROOKFIELD REAL ASSETS INCOME FUND INC. Schedule of Investments (Unaudited) (continued) June 30, 2025
	Par	Value
CORPORATE CREDIT (continued)
Emera, Inc., 6.75% to 06/15/2026 then 3 mo. LIBOR US + 5.44%, 06/15/2076 (b)(g)	7,600,000	$7,644,475
Entergy Corp., 7.13% to 12/01/2029 then 5 yr. CMT Rate + 2.67%, 12/01/2054	5,620,000	5,816,144
Evergy, Inc., 6.65% to 06/01/2030 then 5 yr. CMT Rate + 2.56%, 06/01/2055 (b)	2,995,000	3,029,322
Ferrellgas LP, 5.88%, 04/01/2029 (a)	5,315,000	4,920,124
NiSource, Inc., 6.38% to 03/31/2035 then 5 yr. CMT Rate + 2.53%, 03/31/2055	640,000	643,607
NRG Energy, Inc., 6.00%, 02/01/2033 (a)(b)	3,000,000	3,029,892
PG&E Corp., 7.38% to 03/15/2030 then 5 yr. CMT Rate + 3.88%, 03/15/2055 (b)	11,355,000	10,744,882
Sempra 6.88% to 10/01/2029 then 5 yr. CMT Rate + 2.79%, 10/01/2054 (b)	1,535,000	1,544,644
6.55% to 04/01/2035 then 5 yr. CMT Rate + 2.14%, 04/01/2055 (b)	7,895,000	7,485,678
Vistra Operations Company, LLC 5.63%, 02/15/2027 (a)(b)	4,075,000	4,077,865
7.75%, 10/15/2031 (a)(b)	1,300,000	1,382,719
XPLR Infrastructure Operating Partners LP, 7.25%, 01/15/2029 (a)(b)	4,206,000	4,316,103
		85,887,902
TOTAL CORPORATE CREDIT (Cost $542,343,291)		550,114,569
SECURITIZED CREDIT – 39.9%
Commercial Mortgage-Backed Securities – 7.5%
ACAM Ltd. Series 2019-FL1, Class D, 7.18% (1 mo. Term SOFR + 2.86%), 11/17/2034, (2.75% Floor) (a)	1,902,000	1,897,100
Series 2019-FL1, Class E, 7.43% (1 mo. Term SOFR + 3.11%), 11/17/2034, (3.00% Floor) (a)	2,098,000	2,041,702
ACREC Trust Series 2025-FL3, Class D, 7.36% (1 mo. Term SOFR + 3.04%), 08/18/2042, (3.04% Floor) (a)	500,000	494,329
Series 2025-FL3, Class E, 8.11% (1 mo. Term SOFR + 3.79%), 08/18/2042, (3.79% Floor) (a)	250,000	248,063
BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX, Class F, 9.43% (1 mo. Term SOFR + 5.11%), 09/15/2038, (5.00% Floor) (a)	5,000,000	4,272,152
BBCMS Mortgage Trust, Series 2021-AGW, Class G, 9.23% (1 mo. Term SOFR + 4.91%), 06/15/2036, (4.80% Floor) (a)	4,000,000	3,139,195
Beast Mortgage Trust, Series 2021-1818, Class F, 8.88% (1 mo. Term SOFR + 4.56%), 03/15/2036, (4.70% Floor) (a)	1,250,000	663,672
BX Trust, Series 2025-VLT6, Class E, 7.50% (1 mo. Term SOFR + 3.19%), 03/15/2042, (3.19% Floor) (a)	1,000,000	975,522

____________

See Notes to Financial Statements.

12	Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC. Schedule of Investments (Unaudited) (continued) June 30, 2025
	Par		Value
SECURITIZED CREDIT (continued)
Citigroup Commercial Mortgage Trust, Series 2021-KEYS, Class G, 9.08% (1 mo. Term SOFR + 4.76%), 10/15/2036, (4.65% Floor) (a)		3,500,000	$3,448,951
Federal Home Loan Mortgage Corp., Series K-152, Class X3, 4.48%, 11/25/2055 (h)(i)		5,250,000	1,307,915
GS Mortgage Securities Corp. II, Series 2020-GC47, Class F, 2.57%, 05/12/2053 (a)(i)		3,500,000	1,917,397
Hilton USA Trust Series 2016-HHV, Class E, 4.33%, 11/05/2038 (a)(i)		11,000,000	10,662,273
Series 2016-SFP, Class C, 4.12%, 11/05/2035 (a)		581,000	145,250
Series 2016-SFP, Class D, 4.93%, 11/05/2035 (a)		1,929,000	194,106
Series 2016-SFP, Class E, 5.52%, 11/05/2035 (a)		1,300,000	104,812
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-LD12, Class AJ, 6.56%, 02/15/2051 (i)		17,980	18,098
Series 2021-1440, Class F, 9.28% (1 mo. Term SOFR + 4.96%), 03/15/2036, (4.85% Floor) (a)(j)		2,586,000	705,461
KIND Trust Series 2021-KIND, Class E, 7.68% (1 mo. Term SOFR + 3.36%), 08/15/2038, (3.25% Floor) (a)		1,487,782	1,462,929
Series 2021-KIND, Class F, 8.38% (1 mo. Term SOFR + 4.06%), 08/15/2038, (3.95% Floor) (a)		3,331,912	3,293,685
Last Mile Logistics Pan Euro Finance, Series 1A, Class E, 4.83% (3 mo. EURIBOR + 2.70%), 08/17/2033, (2.70% Floor) (a)	EUR	1,192,955	1,388,053
Last Mile Securities, Series 2021-1A, Class F, 7.13% (3 mo. EURIBOR + 5.00%), 08/17/2031, (5.00% Floor), (9.00% Cap) (a)	EUR	2,037,581	2,381,355
Morgan Stanley ABS Capital I, Inc., Series 2024-NSTB, Class D, 4.25%, 09/24/2057 (a)(i)		1,000,000	945,542
Morgan Stanley Capital I Trust, Series 2017-HR2, Class D, 2.73%, 12/15/2050		3,000,000	2,609,912
Taurus CMBS, Series 2021-UK4X, Class E, 7.34% (SONIA + 3.10%), 08/17/2031, (3.10% Floor)	GBP	644,923	885,737
TPG Real Estate Finance Issuer Ltd., Series 2021-FL4, Class E, 8.78% (1 mo. Term SOFR + 4.46%), 03/15/2038, (4.35% Floor) (a)		4,000,000	3,960,106
TTAN, Series 2021-MHC, Class G, 8.63% (1 mo. Term SOFR + 4.31%), 03/15/2038, (4.20% Floor) (a)		3,845,223	3,842,872
UK Logistics Series 2024-1A, Class D, 8.24% (SONIA + 4.00%), 05/17/2034, (4.00% Floor) (a)	GBP	504,000	696,553
Series 2024-1A, Class E, 9.24% (SONIA + 5.00%), 05/17/2034, (5.00% Floor) (a)	GBP	1,874,000	2,578,540
VMC Finance LLC Series 2021-FL4, Class D, 7.93% (1 mo. Term SOFR + 3.61%), 06/16/2036, (3.06% Floor) (a)		893,000	821,560
Series 2021-FL4, Class E, 8.38% (1 mo. Term SOFR + 4.06%), 06/16/2036, (3.61% Floor) (a)		3,107,000	2,765,230
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class E, 5.79%, 10/15/2048 (i)		533,238	531,920
			60,399,992

____________

See Notes to Financial Statements.

2025 Semi-Annual Report	13

BROOKFIELD REAL ASSETS INCOME FUND INC. Schedule of Investments (Unaudited) (continued) June 30, 2025
	Par	Value
SECURITIZED CREDIT (continued)
Commercial Real Estate – 2.7%
111 Wall Street, 5.00%, 01/31/2026 (Acquired 11/1/2024, Cost $9,397,135) (e)(j)	9,549,981	$9,473,581
125 West End Office Mezz LLC, 14.83% (1 mo. Term SOFR + 10.50%), 03/12/2026 (Acquired 3/11/2021 – 4/4/2025, Cost $3,645,323) (e)(f)(j)	3,654,003	1,439,677
575 LEXINGTON JUNIOR MEZZ, 29.33%, 06/18/2026 (Acquired 3/17/2021 – 6/5/2025, Cost $5,575,866) (e)(f)(j)	6,583,217	2,883,449
575 LEXINGTON SENIOR MEZZ, 10.75%, 06/18/2026 (Acquired 9/20/2023 – 6/26/2025, Cost $3,073,393) (e)(j)	3,256,707	3,256,707
Hyatt Lost Pines, 9.41% (1 mo. Term SOFR + 6.70%), 09/09/2025 (Acquired 9/17/2021, Cost $4,997,453) (e)(j)	5,000,000	5,000,000
		22,053,414
Interest-Only Securities – 0.1%
Government National Mortgage Association, Series 2010-132, Class IO, 0.41%, 11/16/2052 (h)(i)	180,108	449
JP Morgan Mortgage Trust Series 2014-5, Class AX4, 0.12%, 10/25/2029 (a)(h)(i)	869,080	1,202
Series 2015-4, Class 2X1, 0.24%, 06/25/2045 (a)(h)(i)	32,320,648	248,543
Series 2021-INV1, Class AX1, 0.22%, 10/25/2051 (a)(h)(i)	40,661,994	412,683
Mello Mortgage Capital Acceptance, Series 2021-INV1, Class AX1, 0.10%, 06/25/2051 (a)(h)(i)	44,879,370	219,249
Morgan Stanley Capital I, Inc., Series 2016-UBS9, Class XE, 1.25%, 03/15/2049 (a)(h)(i)	14,999,000	108,456
Vendee Mortgage Trust, Series 1997-2, Class IO, 0.00%, 06/15/2027 (f)(h)(i)	786,918	1
		990,583
Other – 1.0%
FIGRE Trust Series 2024-HE3, Class D, 6.53%, 07/25/2054 (a)(i)	1,000,000	1,016,590
Series 2024-HE3, Class E, 7.55%, 07/25/2054 (a)(i)	500,000	490,894
Series 2024-HE3, Class F, 9.26%, 07/25/2054 (a)(i)	500,000	522,880
Series 2024-HE4, Class E, 6.81%, 09/25/2054 (a)(i)	500,000	477,057
Series 2024-HE4, Class F, 8.48%, 09/25/2054 (a)(i)	500,000	510,657
FIGRE Trust 2023-HE1, Series 2025-PF1, Class E, 8.80%, 06/25/2055 (a)(i)	1,000,000	1,036,972
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class M1, 6.63%, 04/15/2040 (i)	1,282,653	1,281,514
Mid-State Trust X, Series 10, Class B, 7.54%, 02/15/2036	693,276	694,179
Oakwood Mortgage Investors, Inc. Series 2001-D, Class A4, 6.93%, 09/15/2031 (i)	417,820	176,625
Series 2001-E, Class A4, 6.81%, 12/15/2031	1,770,292	1,733,539
		7,940,907

____________

See Notes to Financial Statements.

14	Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC. Schedule of Investments (Unaudited) (continued) June 30, 2025
	Par	Value
SECURITIZED CREDIT (continued)
Residential Mortgage-Backed Securities – 28.6% (k)
ACRA Trust, Series 2024-NQM1, Class B1, 8.20%, 10/25/2064 (a)(i)	1,500,000	$1,506,919
Alternative Loan Trust Series 2006-19CB, Class A9, 5.13% (1 mo. Term SOFR + 0.81%), 08/25/2036, (0.70% Floor), (6.00% Cap)	1,717,725	745,616
Series 2006-23CB, Class 2A7, 10.67% (-4 x 1 mo. Term SOFR + 27.94%), 08/25/2036, (0.00% Floor), (28.40% Cap) (l)	1,191,559	647,198
Series 2006-29T1, Class 2A5, 6.00%, 10/25/2036	1,056,207	541,144
Series 2006-29T1, Class 2A6, 6.50%, 10/25/2036	1,657,437	901,737
Series 2006-29T1, Class 3A3, 33.55% (-10 x 1 mo. Term SOFR + 77.24%), 10/25/2036, (0.00% Floor), (78.40% Cap) (l)	633,563	910,697
Series 2006-41CB, Class 1A14, 0.92% (-1 x 1 mo. Term SOFR + 5.24%), 01/25/2037, (0.00% Floor), (5.35% Cap) (h)(l)	6,022,619	604,038
Series 2006-41CB, Class 1A7, 6.00%, 01/25/2037	968,453	464,073
Series 2006-41CB, Class 2A12, 6.00%, 01/25/2037	8,881,586	4,236,995
Series 2006-41CB, Class 2A14, 6.00%, 01/25/2037	1,082,446	516,385
Series 2006-41CB, Class 2A17, 6.00%, 01/25/2037	1,058,550	504,985
Series 2006-45T1, Class 2A5, 6.00%, 02/25/2037	2,030,603	1,041,020
Series 2007-12T1, Class A22, 5.75%, 06/25/2037	1,653,813	671,232
Series 2007-15CB, Class A2, 5.75%, 07/25/2037	801,546	441,694
Series 2007-15CB, Class A5, 5.75%, 07/25/2037	737,808	406,571
Series 2007-16CB, Class 4A5, 4.93% (1 mo. Term SOFR + 0.61%), 08/25/2037, (0.50% Floor), (7.00% Cap)	3,359,062	2,042,633
Series 2007-2CB, Class 2A11, 4.83% (1 mo. Term SOFR + 0.51%), 03/25/2037, (0.40% Floor), (5.75% Cap)	2,204,321	784,359
Series 2007-HY6, Class A1, 4.85% (1 mo. Term SOFR + 0.53%), 08/25/2047, (0.42% Floor)	1,796,833	1,509,409
Series 2007-OA3, Class 1A1, 4.71% (1 mo. Term SOFR + 0.39%), 04/25/2047, (0.28% Floor)	5,178,285	4,490,880
Bellemeade Re Ltd. Series 2021-3A, Class M2, 7.46% (30 day avg SOFR US + 3.15%), 09/25/2031, (3.15% Floor) (a)	1,389,000	1,425,803
Series 2024-1, Class M1C, 8.26% (30 day avg SOFR US + 3.95%), 08/25/2034, (3.90% Floor) (a)	1,000,000	1,021,473
BRAVO Residential Funding Trust Series 2022-NQM3, Class A3, 5.50%, 07/25/2062 (a)(i)	1,341,810	1,354,904
Series 2023-NQM5, Class B1, 7.36%, 06/25/2063 (a)(i)	1,000,000	995,622
BVRT LLC, Series 2021-6F, Class A1, 2.75%, 12/30/2027 (a)	1,005,090	957,331
Cascade Funding Mortgage Trust, Series 2024-HB13, Class M2, 3.00%, 05/25/2034 (a)(i)	1,100,000	1,023,000
Cascade MH Asset Trust Series 2021-MH1, Class B2, 5.57%, 02/25/2046 (a)	500,000	431,288
Series 2024-MH1, Class B1, 7.50%, 11/25/2056 (a)(i)	147,000	147,829
Series 2024-MH1, Class B2, 8.35%, 11/25/2056 (a)(i)	154,000	148,695
Chase Mortgage Finance Corp. Series 2005-A2, Class 3A2, 4.64%, 01/25/2036 (i)	561,842	489,279
Series 2007-A1, Class 11M1, 4.67%, 03/25/2037 (i)	1,511,459	1,388,333

____________

See Notes to Financial Statements.

2025 Semi-Annual Report	15

BROOKFIELD REAL ASSETS INCOME FUND INC. Schedule of Investments (Unaudited) (continued) June 30, 2025
	Par	Value
SECURITIZED CREDIT (continued)
CHNGE Mortgage Trust Series 2022-1, Class B1, 4.55%, 01/25/2067 (a)(i)	2,500,000	$2,192,942
Series 2022-1, Class M1, 3.99%, 01/25/2067 (a)(i)	2,700,000	2,238,240
Series 2022-2, Class B1, 4.60%, 03/25/2067 (a)(i)	3,000,000	2,546,152
Series 2023-2, Class M1, 8.06%, 06/25/2058 (a)(i)	3,500,000	3,506,522
Series 2023-4, Class B1, 8.42%, 09/25/2058 (a)(i)	891,000	891,090
Series 2023-4, Class M1, 8.42%, 09/25/2058 (a)(i)	750,000	757,382
Citicorp Mortgage Securities, Inc., Series 2006-5, Class 1A11, 5.33% (1 mo. Term SOFR + 1.01%), 10/25/2036, (0.90% Floor), (7.00% Cap)	263,020	213,403
Citigroup Mortgage Loan Trust, Inc. Series 2007-AR5, Class 1A2A, 5.06%, 04/25/2037 (i)	288,132	269,092
Series 2009-8, Class 2A2, 6.10%, 04/25/2037 (a)(i)	4,115,202	1,882,379
Countrywide Alternative Loan Trust Series 2005-10CB, Class 1A1, 4.93% (1 mo. Term SOFR + 0.61%), 05/25/2035, (0.50% Floor), (5.50% Cap)	1,045,419	768,891
Series 2005-84, Class 2A1, 5.14%, 02/25/2036 (i)	7,182,602	6,815,694
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-21, Class A10, 6.00%, 11/25/2034	28,010	28,305
Series 2006-20, Class 1A18, 5.08% (1 mo. Term SOFR + 0.76%), 02/25/2037, (0.65% Floor), (6.00% Cap)	3,500,207	1,206,936
Series 2007-18, Class 1A1, 6.00%, 11/25/2037	149,749	61,877
Series 2007-5, Class A29, 5.50%, 05/25/2037	148,700	63,617
Credit Suisse Mortgage Capital Certificates Series 2021-NQM1, Class B2, 3.83%, 05/25/2065 (a)(i)	1,100,000	823,227
Series 2021-NQM2, Class B2, 4.34%, 02/25/2066 (a)(i)	1,600,000	1,208,219
CRIBS Mortgage Trust, Series 2025-RTL1, Class M1, 7.92%, 05/25/2040 (a)(i)	1,000,000	1,009,552
CWABS Asset-Backed Certificates, Series 2006-13, Class 1AF4, 3.96%, 01/25/2037 (i)	338,366	329,784
Deephaven Residential Mortgage Trust, Series 2022-2, Class B1, 4.31%, 03/25/2067 (a)(i)	3,000,000	2,469,596
Eagle Re Ltd., Series 2023-1, Class M1B, 8.26% (30 day avg SOFR US + 3.95%), 09/26/2033, (3.95% Floor) (a)	5,000,000	5,118,536
EASY Trust, Series 2025-RTL1, Class A2, 8.30%, 05/25/2040 (a)(d)	1,000,000	1,003,838
Ellington Financial Mortgage Trust, Series 2024-INV2, Class B1, 7.17%, 10/25/2069 (a)(i)	1,000,000	989,868
Fidelis Mortgage Trust, Series 2025-RTL1, Class B, 8.95%, 02/27/2040 (a)(i)	900,000	890,091
FIGRE Trust Series 2024-HE2, Class B, 6.63%, 05/25/2054 (a)(i)	773,495	794,740
Series 2024-HE2, Class C, 6.72%, 05/25/2054 (a)(i)	386,748	395,400
Series 2024-HE2, Class D, 7.20%, 05/25/2054 (a)(i)	500,000	528,521
Series 2024-HE2, Class E, 8.20%, 05/25/2054 (a)(i)	500,000	508,944
Series 2024-HE2, Class F, 9.79%, 05/25/2054 (a)(i)	500,000	538,645
Series 2024-HE5, Class E, 7.01%, 10/25/2054 (a)(i)	1,000,000	959,974
Series 2025-HE1, Class E, 7.36%, 01/25/2055 (a)(i)	2,000,000	2,006,364
Series 2025-HE1, Class F, 8.53%, 01/25/2055 (a)(i)	500,000	500,766
____________

See Notes to Financial Statements.

16	Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC. Schedule of Investments (Unaudited) (continued) June 30, 2025
	Par	Value
SECURITIZED CREDIT (continued)
First Horizon Alternative Mortgage Securities, Series 2005-FA8, Class 1A6, 5.08% (1 mo. Term SOFR + 0.76%), 11/25/2035, (0.65% Floor), (5.50% Cap)	1,023,139	$377,958
Freddie Mac Seasoned Credit Risk Transfer Trust Series 2019-4, Class M, 4.50%, 02/25/2059 (a)(i)	4,108,000	3,930,164
Series 2021-1, Class M, 4.25%, 09/25/2060 (a)	2,497,269	2,397,078
Series 2022-1, Class M, 4.50%, 11/25/2061 (a)(i)	3,000,000	2,607,612
FREED Mortgage Trust, Series 2024-HE1, Class C, 6.55%, 05/25/2039 (a)	1,223,960	1,223,618
GCAT, Series 2023-NQM2, Class B1, 6.95%, 11/25/2067 (a)(i)	2,258,000	2,219,950
GCAT Trust Series 2022-NQM4, Class A2, 5.73%, 08/25/2067 (a)(d)	759,719	758,699
Series 2022-NQM4, Class A3, 5.73%, 08/25/2067 (a)(d)	379,860	378,740
Series 2022-NQM4, Class M1, 5.74%, 08/25/2067 (a)(i)	250,000	248,459
GMACM Home Equity Loan Trust Series 2005-HE3, Class A1VN, 4.93% (1 mo. Term SOFR + 0.61%), 02/25/2036, (0.50% Floor)	311,512	297,576
Series 2005-HE3, Class A2, 4.93% (1 mo. Term SOFR + 0.61%), 02/25/2036, (0.50% Floor), (14.00% Cap)	347,759	332,202
Series 2007-HE2, Class A2, 6.05%, 12/25/2037 (i)	221,289	218,240
Series 2007-HE2, Class A3, 6.19%, 12/25/2037 (i)	426,295	421,971
GS Mortgage-Backed Securities Trust, Series 2022-NQM1, Class B4, 4.08%, 05/25/2062 (a)(i)	1,544,013	1,244,471
GSAMP Trust, Series 2006-NC2, Class A2C, 4.73% (1 mo. Term SOFR + 0.41%), 06/25/2036, (0.30% Floor)	416,605	226,204
GSR Mortgage Loan Trust Series 2006-AR1, Class 2A4, 4.73%, 01/25/2036 (i)	1,723,249	1,524,696
Series 2007-1F, Class 4A1, 4.73% (1 mo. Term SOFR + 0.41%), 01/25/2037, (0.30% Floor), (7.00% Cap)	5,542,550	1,156,142
Home Equity Asset Trust, Series 2006-7, Class 2A3, 4.73% (1 mo. Term SOFR + 0.41%), 01/25/2037, (0.30% Floor)	3,219,671	2,805,483
Home RE Ltd., Series 2021-2, Class M2, 7.56% (30 day avg SOFR US + 3.25%), 01/25/2034, (0.00% Floor) (a)	5,331,000	5,395,099
Imperial Fund Mortgage Trust Series 2022-NQM5, Class A1, 5.39%, 08/25/2067 (a)(d)	521,480	519,978
Series 2022-NQM5, Class A2, 6.12%, 08/25/2067 (a)(d)	347,654	348,074
Series 2022-NQM5, Class M1, 6.25%, 08/25/2067 (a)(d)	1,026,000	1,020,341
Indymac INDA Mortgage Loan Trust Series 2007-AR1, Class 1A1, 4.12%, 03/25/2037 (i)	591,390	442,682
Series 2007-AR3, Class 1A1, 5.21%, 07/25/2037 (i)	1,354,085	1,141,927
Irwin Home Equity Loan Trust, Series 2006-1, Class 2A3, 6.27%, 09/25/2035 (a)(d)	98,609	97,155
JP Morgan Mortgage Trust Series 2003-A1, Class B4, 5.62%, 10/25/2033 (i)	82,607	82,416
Series 2003-A2, Class B4, 6.32%, 11/25/2033 (i)	73,196	1
Series 2007-A2, Class 3A2, 4.87%, 04/25/2037 (i)	3,388,987	2,750,926

____________

See Notes to Financial Statements.

2025 Semi-Annual Report	17

BROOKFIELD REAL ASSETS INCOME FUND INC. Schedule of Investments (Unaudited) (continued) June 30, 2025
	Par	Value
SECURITIZED CREDIT (continued)
Series 2021-INV1, Class B5, 2.97%, 10/25/2051 (a)(i)	254,000	$116,282
Series 2021-INV1, Class B6, 2.76%, 10/25/2051 (a)(i)	573,000	208,805
Series 2022-DSC1, Class B2, 4.93%, 01/25/2063 (a)(i)	2,690,000	2,155,160
Series 2023-HE3, Class M2, 6.80% (30 day avg SOFR US + 2.50%), 05/20/2054, (0.00% Floor) (a)	1,695,000	1,711,938
Series 2024-CES1, Class B2, 9.22%, 06/25/2054 (a)(i)	1,101,000	1,099,372
Series 2025-CES1, Class B1, 6.86%, 05/25/2055 (a)(i)	1,000,000	1,003,998
Series 2025-NQM2, Class M1B, 6.90%, 09/25/2065 (a)(i)	1,750,000	1,756,805
JPMorgan Chase Bank NA Series 2019-CL1, Class M3, 6.53% (1 mo. Term SOFR + 2.21%), 04/25/2047, (2.10% Floor) (a)	144,090	144,607
Series 2020-CL1, Class M3, 7.78% (1 mo. Term SOFR + 3.46%), 10/25/2057, (0.00% Floor) (a)	133,107	138,019
Series 2020-CL1, Class M4, 8.78% (1 mo. Term SOFR + 4.46%), 10/25/2057, (0.00% Floor) (a)	152,997	161,499
Series 2020-CL1, Class M5, 10.03% (1 mo. Term SOFR + 5.71%), 10/25/2057, (0.00% Floor) (a)	881,511	914,400
Series 2021-CL1, Class M2, 5.86% (30 day avg SOFR US + 1.55%), 03/25/2051, (0.00% Floor) (a)	135,424	134,535
MASTR Asset Backed Securities Trust Series 2006-NC2, Class A5, 4.91% (1 mo. Term SOFR + 0.59%), 08/25/2036, (0.48% Floor)	348,424	120,990
Series 2006-NC3, Class A3, 4.63% (1 mo. Term SOFR + 0.31%), 10/25/2036, (0.20% Floor)	2,419,420	1,135,496
Series 2006-NC3, Class A4, 4.75% (1 mo. Term SOFR + 0.43%), 10/25/2036, (0.32% Floor)	4,081,860	1,915,722
Mello Mortgage Capital Acceptance Series 2021-INV1, Class B4, 2.95%, 06/25/2051 (a)(i)	462,781	327,272
Series 2021-INV1, Class B5, 2.95%, 06/25/2051 (a)(i)	128,000	56,322
Series 2021-INV1, Class B6, 2.75%, 06/25/2051 (a)(i)	352,021	126,415
MFA Trust, Series 2021-INV1, Class B1, 3.29%, 01/25/2056 (a)(i)	700,000	647,175
Morgan Stanley Residential Mortgage Loan Trust, Series 2024-NQM3, Class B1A, 6.51%, 07/25/2069 (a)(i)	1,000,000	983,958
New York Mortgage Trust, Inc. Series 2024-BPL2, Class M, 8.41%, 05/25/2039 (a)	1,919,000	1,928,840
Series 2024-BPL3, Class M1, 6.90%, 09/25/2039 (a)(i)	1,500,000	1,485,673
Nomura Resecuritization Trust Series 2014-1R, Class 2A11, 2.49% (1 mo. Term SOFR + 0.24%), 02/26/2037, (0.13% Floor) (a)	19,500,788	15,909,693
Series 2015-11R, Class 4A5, 4.02%, 06/26/2037 (a)(i)	2,815,750	2,448,872
Series 2015-1R, Class 3A7, 4.50%, 03/26/2037 (a)(i)	3,842,063	2,113,486
Series 2015-1R, Class 4A7, 6.50%, 12/26/2037 (a)(i)	942,732	871,637
NRZ Excess Spread-Collateralized Notes Series 2020-FHT1, Class A, 4.21%, 11/25/2025 (a)	602,314	595,907
Series 2021-FHT1, Class A, 3.10%, 07/25/2026 (a)	552,722	535,870
Oaktown Re Ltd., Series 2021-2, Class M1C, 7.66% (30 day avg SOFR US + 3.35%), 04/25/2034, (3.35% Floor) (a)	3,769,000	3,822,600

____________

See Notes to Financial Statements.

18	Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC. Schedule of Investments (Unaudited) (continued) June 30, 2025
	Par	Value
SECURITIZED CREDIT (continued)
Option One Mortgage Loan Trust, Series 2007-FXD1, Class 3A6, 5.66%, 01/25/2037 (d)	106,656	$98,711
PRKCM Trust Series 2021-AFC1, Class B2, 3.95%, 08/25/2056 (a)(i)	350,000	221,427
Series 2022-AFC2, Class B1, 6.14%, 08/25/2057 (a)(i)	3,000,000	2,960,571
Series 2023-AFC1, Class B1, 7.44%, 02/25/2058 (a)(i)	1,000,000	995,642
Series 2023-AFC1, Class B2, 7.44%, 02/25/2058 (a)(i)	1,000,000	987,410
Series 2023-AFC2, Class B1, 8.05%, 06/25/2058 (a)(i)	3,000,000	2,986,234
Series 2023-AFC2, Class M1, 7.88%, 06/25/2058 (a)	750,000	753,405
Series 2023-AFC3, Class B1, 7.77%, 09/25/2058 (a)(i)	4,248,000	4,220,436
Series 2023-AFC3, Class B2, 7.77%, 09/25/2058 (a)(i)	1,005,000	996,149
Series 2024-AFC1, Class B1, 8.06%, 03/25/2059 (a)(i)	1,638,000	1,640,395
Series 2024-HOME1, Class B1, 7.67%, 05/25/2059 (a)(i)	1,623,000	1,621,758
Progress Residential Trust, Series 2024-SFR2, Class E1, 3.40%, 04/17/2041 (a)(i)	2,100,000	1,924,936
PRPM LLC Series 2023-NQM1, Class B2, 6.27%, 01/25/2068 (a)(i)	1,000,000	970,172
Series 2024-NQM1, Class B1, 7.48%, 12/25/2068 (a)(i)	2,000,000	1,975,841
Series 2024-NQM2, Class B1, 7.86%, 06/25/2069 (a)(i)	1,500,000	1,516,797
Series 2024-RCF1, Class M1, 4.00%, 01/25/2054 (a)(d)	1,000,000	933,786
Radnor RE Ltd., Series 2021-1, Class M2, 7.46% (30 day avg SOFR US + 3.15%), 12/27/2033, (3.15% Floor) (a)	1,443,000	1,444,481
RALI Trust Series 2006-QO7, Class 2A1, 5.25% (MTA + 0.85%), 09/25/2046, (0.85% Floor)	4,793,158	4,312,141
Series 2006-QS14, Class A30, 23.61% (-13 x 1 mo. Term SOFR + 79.76%), 11/25/2036, (0.00% Floor), (81.25% Cap) (l)	40,887	70,490
Series 2006-QS3, Class 1A10, 6.00%, 03/25/2036	1,260,227	1,101,874
Series 2007-QO3, Class A1, 4.75% (1 mo. Term SOFR + 0.43%), 03/25/2047, (0.32% Floor)	998,087	898,107
RCKT Mortgage Trust, Series 2024-CES3, Class M2, 7.01%, 05/25/2044 (a)(i)	2,000,000	2,051,260
RFMSI Trust, Series 2007-S3, Class 1A5, 5.50%, 03/25/2037	1,048,859	744,356
Rithm Capital Corp. Series 2024-NQM2, Class B1, 6.61%, 09/25/2064 (a)(i)	500,000	482,035
Series 2024-RTL1, Class M1, 9.30%, 03/25/2039 (a)(i)	2,500,000	2,501,813
Santander Holdings USA, Inc., Series 2023-MTG1, Class M1, 8.46% (30 day avg SOFR US + 4.15%), 02/26/2052, (2.50% Floor) (a)	4,723,323	5,133,077
Securitized Asset Backed Receivables LLC Trust Series 2006-NC3, Class A2B, 4.73% (1 mo. Term SOFR + 0.41%), 09/25/2036, (0.30% Floor)	4,951,307	1,598,637
Series 2007-NC1, Class A2B, 4.73% (1 mo. Term SOFR + 0.41%), 12/25/2036, (0.30% Floor)	3,043,288	1,479,723
STAR Trust, Series 2022-SFR3, Class E2, 8.01% (1 mo. Term SOFR + 3.70%), 05/17/2039, (3.70% Floor) (a)	3,750,000	3,749,300
Toorak Mortgage Trust, Series 2024-RRTL1, Class M1, 9.16%, 02/25/2039 (a)(i)	1,500,000	1,515,627

____________

See Notes to Financial Statements.

2025 Semi-Annual Report	19

BROOKFIELD REAL ASSETS INCOME FUND INC. Schedule of Investments (Unaudited) (continued) June 30, 2025
	Par	Value
SECURITIZED CREDIT (continued)
Towd Point Mortgage Trust, Series 2024-CES1, Class M2, 6.86%, 01/25/2064 (a)(i)	1,000,000	$1,002,000
Verus Securitization Trust Series 2022-1, Class B2, 3.97%, 01/25/2067 (a)(i)	2,199,000	1,603,041
Series 2022-2, Class B2, 4.27%, 02/25/2067 (a)(i)	1,500,000	1,159,465
Series 2022-INV1, Class A3, 5.83%, 08/25/2067 (a)(d)	357,440	356,938
Series 2023-2, Class B1, 7.47%, 03/25/2068 (a)(i)	1,000,000	992,085
Series 2023-4, Class B1, 8.08%, 05/25/2068 (a)(i)	2,000,000	1,995,778
Series 2023-INV2, Class A3, 7.08%, 08/25/2068 (a)(d)	78,385	78,828
Series 2023-INV2, Class B1, 8.07%, 08/25/2068 (a)(i)	100,000	100,275
Series 2023-INV2, Class M1, 7.35%, 08/25/2068 (a)(i)	121,000	121,571
Series 2024-1, Class B1, 7.91%, 01/25/2069 (a)(i)	500,000	504,006
Series 2024-2, Class B1, 7.86%, 02/25/2069 (a)(i)	1,000,000	1,013,644
Series 2024-INV1, Class B1, 8.09%, 03/25/2069 (a)(i)	1,000,000	1,018,628
Vista Point Securitization Trust, Series 2024-CES3, Class B1, 7.83%, 01/25/2055 (a)(i)	500,000	506,700
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2007-HY1, Class 4A1, 4.26%, 02/25/2037 (i)	4,410,223	4,080,210
Series 2007-HY3, Class 4A1, 5.10%, 03/25/2037 (i)	4,151,737	3,716,242
Series 2007-HY5, Class 1A1, 4.16%, 05/25/2037 (i)	1,497,918	1,336,556
Series 2007-HY5, Class 3A1, 3.88%, 05/25/2037 (i)	520,715	462,303
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR1, Class 2A5, 6.33%, 03/25/2036 (i)	733,657	708,761
Series 2006-AR12, Class 2A1, 6.80%, 09/25/2036 (i)	572,720	546,762
Western Alliance Bancorp Series 2021-CL2, Class M3, 8.41% (30 day avg SOFR US + 4.10%), 07/25/2059, (0.00% Floor) (a)	872,376	895,690
Series 2021-CL2, Class M4, 9.66% (30 day avg SOFR US + 5.35%), 07/25/2059, (0.00% Floor) (a)	1,500,200	1,624,083
		230,319,096
TOTAL SECURITIZED CREDIT (Cost $372,507,458)		321,703,992
	Shares	Value
COMMON STOCKS – 8.2%
Airports – 0.3%
Auckland International Airport Ltd.	146,644	692,303
Grupo Aeroportuario del Pacifico SAB de CV – Class B	47,916	1,096,901
Japan Airport Terminal Co. Ltd. (b)	23,398	747,148
		2,536,352
Circular Economy – 0.1%
American Water Works Co., Inc. (b)	5,942	826,592
Hera SpA	14,091	68,065
Orizon Valorizacao de Residuos SA (m)	6,426	64,034
Waste Management, Inc. (b)	307	70,248
		1,028,939

____________

See Notes to Financial Statements.

20	Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC. Schedule of Investments (Unaudited) (continued) June 30, 2025
	Shares	Value
COMMON STOCKS (continued)
Clean Technology – 0.0% (n)
Carrier Global Corp. (b)	718	$52,550
Itron, Inc. (b)(m)	520	68,448
Trane Technologies PLC (b)	177	77,421
		198,419
Data Centers – 0.0% (n)
Digital Realty Trust, Inc. (b)	186	32,426
Equinix, Inc. (b)	81	64,433
Keppel DC REIT	1	1
		96,860
Diversified – 0.0% (n)
British Land Co. PLC (b)	6,492	33,694
CapitaLand Integrated Commercial Trust	12,884	22,000
Stockland (b)	4,566	16,137
Sun Hung Kai Properties Ltd.	1,324	15,257
		87,088
Electricity Transmission & Distribution – 0.3%
CenterPoint Energy, Inc. (b)	26,544	975,226
PG&E Corp. (b)	84,434	1,177,010
		2,152,236
Gas Utilities – 0.2%
Italgas SpA (b)	70,160	595,145
NiSource, Inc. (b)	28,332	1,142,913
		1,738,058
Gathering & Processing – 0.5%
MPLX LP (b)	40,780	2,100,578
ONEOK, Inc. (b)	24,999	2,040,668
		4,141,246
Health Care – 0.0% (n)
American Healthcare REIT, Inc. (b)	670	24,616
Omega Healthcare Investors, Inc.	422	15,466
Parkway Life Real Estate Investment Trust	3,349	10,809
Welltower, Inc. (b)	473	72,714
		123,605
Hotel – 0.0% (n)
Invincible Investment Corp.	24	10,335
Industrial – 0.0% (n)
CTP NV (a)(b)	447	9,417
EastGroup Properties, Inc. (b)	211	35,262
Goodman Group	782	17,630
LaSalle Logiport REIT (b)	11	10,632

____________

See Notes to Financial Statements.

2025 Semi-Annual Report	21

BROOKFIELD REAL ASSETS INCOME FUND INC. Schedule of Investments (Unaudited) (continued) June 30, 2025
	Shares	Value
COMMON STOCKS (continued)
LXP Industrial Trust	1,213	$10,020
Plymouth Industrial REIT, Inc. (b)	297	4,770
Prologis, Inc. (b)	252	26,490
Warehouses De Pauw CVA	929	22,758
		136,979
Integrated Utilities/Renewables – 0.9%
Chubu Electric Power Co., Inc.	40,946	506,684
Duke Energy Corp. (b)	13,653	1,611,054
Entergy Corp. (b)	12,999	1,080,477
Evergy, Inc. (b)	19,291	1,329,729
IDACORP, Inc.	4,076	470,574
NextEra Energy, Inc. (b)	34,413	2,388,950
		7,387,468
Midstream – 1.9%
APA Group (b)	122,255	657,337
Cheniere Energy, Inc. (b)	14,518	3,535,423
Koninklijke Vopak NV (b)	17,244	856,500
Targa Resources Corp. (b)	17,165	2,988,083
TC Energy Corp.	41,028	2,001,756
TC Energy Corp. (b)	20,687	1,009,930
Williams Cos., Inc. (b)	62,136	3,902,762
		14,951,791
Net Lease – 0.0% (n)
Agree Realty Corp. (b)	118	8,621
Essential Properties Realty Trust, Inc. (b)	973	31,048
VICI Properties, Inc. (b)	946	30,840
		70,509
Office – 0.0% (n)
Covivio SA (b)	91	5,770
Highwoods Properties, Inc.	337	10,477
Hongkong Land Holdings Ltd.	2,255	13,019
KDX Realty Investment Corp. (b)	10	10,851
Mitsui Fudosan Co. Ltd. (b)	3,793	36,720
Nippon Building Fund, Inc.	6	5,540
Sumitomo Realty & Development Co. Ltd. (b)	225	8,690
		91,067
Pipeline Transportation/Natural Gas – 0.8%
Energy Transfer LP (b)	117,160	2,124,111
Enterprise Products Partners LP (b)	67,221	2,084,523
Kinder Morgan, Inc. (b)	74,992	2,204,765
		6,413,399

____________

See Notes to Financial Statements.

22	Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC. Schedule of Investments (Unaudited) (continued) June 30, 2025
	Shares	Value
COMMON STOCKS (continued)
Pipeline Transportation/Petroleum – 0.5%
Enbridge, Inc.	42,849	$1,941,917
Plains All American Pipeline LP (b)	116,600	2,136,112
		4,078,029
Ports – 0.1%
International Container Terminal Services, Inc.	38,550	281,043
Rail – 0.6%
Canadian Pacific Kansas City Ltd. (b)	18,277	1,451,960
East Japan Railway Co. (b)	35,128	755,636
Union Pacific Corp. (b)	9,439	2,171,725
		4,379,321
Real Estate – 0.1%
RLJ Lodging Trust	14,000	331,240
Service Properties Trust	106,426	254,358
SL Green Realty Corp.	417	25,812
		611,410
Renewable Power & Infrastructure – 0.7%
Boralex, Inc. – Class A (b)	1,785	41,474
Clearway Energy, Inc. – Class C (b)	1,432	45,824
CMS Energy Corp. (b)	12,101	838,357
E.ON SE (b)	4,283	78,917
Enel SpA (b)	10,413	98,827
Equatorial Energia SA	151,817	1,014,612
First Solar, Inc. (m)	309	51,152
Fortis, Inc. (b)	922	44,023
Iberdrola SA (b)	6,489	124,836
National Grid PLC (b)	112,121	1,645,782
Public Service Enterprise Group, Inc. (b)	1,096	92,261
Xcel Energy, Inc. (b)	24,300	1,654,830
		5,730,895
Residential – 0.0% (n)
AvalonBay Communities, Inc. (b)	242	49,247
Camden Property Trust (b)	246	27,722
Canadian Apartment Properties REIT (b)	346	11,284
Comforia Residential REIT, Inc. (b)	3	5,970
Fastighets AB Balder (m)	1,807	13,470
Kojamo Oyj (m)	1,226	15,927
Sun Communities, Inc. (b)	71	8,981
Vonovia SE (b)	436	15,457
		148,058

____________

See Notes to Financial Statements.

2025 Semi-Annual Report	23

BROOKFIELD REAL ASSETS INCOME FUND INC. Schedule of Investments (Unaudited) (continued) June 30, 2025
	Shares	Value
COMMON STOCKS (continued)
Retail – 0.0% (n)
Brixmor Property Group, Inc. (b)	977	$25,441
Curbline Properties Corp. (b)	417	9,520
Eurocommercial Properties NV (b)	470	14,864
Hang Lung Properties Ltd.	11,732	11,230
Link REIT	2,351	12,593
Macerich Co.	624	10,096
Regency Centers Corp. (b)	227	16,169
Scentre Group	11,131	26,144
Simon Property Group, Inc. (b)	73	11,736
		137,793
Self Storage – 0.0% (n)
Big Yellow Group PLC (b)	814	11,316
CubeSmart (b)	302	12,835
Extra Space Storage, Inc. (b)	363	53,521
Smartstop Self Storage REIT, Inc. (b)	453	16,412
		94,084
Sustainable Solutions – 0.0% (n)
GE Vernova, Inc. (b)	165	87,310
Schneider Electric SE (b)	334	89,674
		176,984
Toll Roads – 0.2%
Getlink SE (b)	46,250	892,814
Transurban Group (b)	99,611	916,517
		1,809,331
Towers – 0.5%
American Tower Corp. (b)	1,803	398,499
Cellnex Telecom SA (a)(b)	30,635	1,192,876
Crown Castle, Inc. (b)	8,905	914,811
SBA Communications Corp. (b)	6,070	1,425,479
Uniti Group, Inc.	53,200	229,824
		4,161,489
Utility – 0.4%
Bloom Energy Corp. – Class A (b)(m)	1,013	24,231
Pennon Group PLC (b)	270,330	1,865,067
SSE PLC (b)	30,755	774,413
TXNM Energy, Inc. (b)	1,616	91,013
		2,754,724

____________

See Notes to Financial Statements.

24	Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC. Schedule of Investments (Unaudited) (continued) June 30, 2025
	Shares	Value
COMMON STOCKS (continued)
Water & Waste Infrastructure – 0.1%
Republic Services, Inc. (b)	263	$64,858
Severn Trent PLC (b)	1,989	74,731
Waste Connections, Inc. (b)	368	68,744
Xylem, Inc. (b)	339	43,853
		252,186
TOTAL COMMON STOCKS (Cost $59,314,669)		65,779,698
	Par	Value
TERM LOANS – 6.0%
Apro LLC, First Lien, 8.06% (3 mo. Term SOFR + 3.75%), 07/09/2031	1,985,000	1,975,909
Cablevision Lightpath LLC, 7.31% (1 mo. Term SOFR + 3.00%), 11/30/2027	3,457,847	3,466,076
Cogeco Communications USA II LP, First Lien, 7.58% (1 mo. Term SOFR + 3.25%), 09/30/2030	1,858,871	1,853,071
Cornerstone Generation LLC, First Lien Tranche B Term Loan, 7.95% (1 mo. Term SOFR + 3.25%), 10/28/2031	1,500,000	1,506,870
Directv Financing LLC, 9.83% (1 mo. Term SOFR + 5.50%), 02/18/2031	7,275,000	6,922,163
Edgewater Generation LLC, First Lien, 7.32% (1 mo. Term SOFR + 3.00%), 08/01/2030	992,143	994,980
EPIC Crude Services LP, First Lien, 7.30% (3 mo. Term SOFR + 3.00%), 10/15/2031	3,990,000	3,999,137
Greystar Real Estate Partners LLC, First Lien, 7.08% (3 mo. Term SOFR + 2.75%), 08/21/2030	3,410,500	3,414,763
Herschend Entertainment Co. LLC, First Lien, 7.57% (1 mo. Term SOFR + 3.25%), 05/27/2032	500,000	503,020
Jack Ohio Finance LLC, First Lien, 8.32% (1 mo. Term SOFR + 4.00%), 01/30/2032	5,987,500	5,935,109
Kestrel Acquisition LLC, 7.80% (3 mo. Term SOFR + 3.50%), 11/06/2031	1,481,269	1,478,069
Lumen Technologies, Inc. First Lien 6.79% (1 mo. Term SOFR + 2.35%), 04/16/2029	1,250,685	1,233,963
6.79% (1 mo. Term SOFR + 2.35%), 04/15/2030	1,250,685	1,233,688
OEG Borrower LLC, 7.81% (3 mo. Term SOFR + 3.50%), 06/30/2031	1,492,500	1,483,172
Station Casinos LLC, First Lien, 6.33% (1 mo. Term SOFR + 2.25%), 03/14/2031	15,075	15,094
Sunrise Financing Partnership, 6.69% (1 mo. Term SOFR + 2.25%), 04/30/2028	4,250,000	4,242,053
Third Coast Infrastructure LLC, 8.58% (1 mo. Term SOFR + 4.25%), 09/25/2030	2,962,500	2,975,476
Thunder Generation Funding LLC, First Lien, 7.61% (3 mo. Term SOFR + 3.00%), 10/03/2031	17,578	17,578

____________

See Notes to Financial Statements.

2025 Semi-Annual Report	25

BROOKFIELD REAL ASSETS INCOME FUND INC. Schedule of Investments (Unaudited) (continued) June 30, 2025
	Par	Value
TERM LOANS (continued)
Vistra Energy Corp., 0.00%, 10/31/2025 (f)(o)	25,848	$317
WideOpenWest Finance LLC, First Lien, 11.55% (3 mo. Term SOFR + 7.00%), 12/11/2028	5,000,000	5,112,500
TOTAL TERM LOANS (Cost $48,007,715)		48,363,008
	Shares	Value
EXCHANGE TRADED FUNDS – 3.1%
Goldman Sachs Access Treasury 0-1 Year ETF	35,269	3,532,190
iShares 0-3 Month Treasury Bond ETF	70,200	7,068,438
iShares Short Treasury Bond ETF	63,969	7,063,457
Janus Henderson AAA CLO ETF	136,369	6,920,727
TOTAL EXCHANGE TRADED FUNDS (Cost $24,573,525)		24,584,812
PREFERRED STOCKS – 1.3%
Oil Gas Transportation & Distribution – 0.1%
Global Partners LP, Series B, 9.50%, Perpetual	32,100	829,823
Real Estate – 0.8%
EPR Properties, Series E, 9.00%, Perpetual	138,604	4,321,673
Kimco Realty Corp., Series N, 7.25%, Perpetual	32,735	1,981,777
		6,303,450
Telecommunication Services – 0.1%
DigitalBridge Group, Inc., Series H, 7.13%, Perpetual	779	16,305
Liberty Broadband Corp., Series A, 7.00%, Perpetual	41,071	1,024,721
		1,041,026
Utility – 0.3%
SCE Trust V, Series K, 5.45% to 03/15/2026 then 3 mo. Term SOFR + 4.05%, Perpetual (b)	92,789	2,115,589
TOTAL PREFERRED STOCKS (Cost $9,804,954)		10,289,888
	Par	Value
MUNICIPAL BONDS – 0.6%
Alabama – 0.0% (n)
Homewood Educational Building Authority, 7.42%, 10/01/2044 (Obligor: CHF Horizons II LLC)	150,000	154,529
Troy Industrial Development Board, 5.00%, 11/01/2041	125,000	106,141
		260,670

____________

See Notes to Financial Statements.

26	Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC. Schedule of Investments (Unaudited) (continued) June 30, 2025
	Par	Value
MUNICIPAL BONDS (continued)
Arizona – 0.0% (n)
Maricopa County Industrial Development Authority, 7.38%, 10/01/2029 (Obligor: Grand Canyon University) (a)	100,000	$103,510
California – 0.2%
California Infrastructure & Economic Development Bank, 9.50%, 01/01/2065 (Obligor: Desertxpress Enterprises) (a)(p)	1,000,000	947,603
Golden State Tobacco Securitization Corp., 3.85%, 06/01/2050	180,000	163,789
		1,111,392
Colorado – 0.0% (n)
Colorado Health Facilities Authority, 4.48%, 12/01/2040 (Obligor: Covenant Living Comunity)	120,000	101,376
Delaware – 0.0% (n)
Delaware State Economic Development Authority, 8.00%, 07/01/2030 (Obligor: Academia Antonia Alonso I) (a)	100,000	100,716
Florida – 0.1%
Capital Projects Finance Authority, 7.00%, 06/01/2033 (Obligor: Prg Unionwest Properties) (a)	125,000	120,575
Capital Trust Authority, 6.70%, 06/15/2028 (Obligor: St Johns Classical Academy) (a)	105,000	105,761
City of Miami Gardens FL, 7.00%, 06/01/2040	50,000	56,710
		283,046
Illinois – 0.1%
Illinois Finance Authority, 8.25%, 09/01/2039 (Obligor: Illinois Inst Of Tech) (a)	200,000	199,177
Northern Illinois Municipal Power Agency 6.86%, 01/01/2039	100,000	107,613
7.82%, 01/01/2040	30,000	34,990
Village of Oak Lawn IL, 5.43%, 12/01/2025	100,000	99,652
		441,432
Indiana – 0.0% (n)
Indiana Finance Authority, 5.93%, 07/01/2053 (Obligor: BPIU Partners LLC)	125,000	120,002
Kentucky – 0.0% (n)
Louisville/Jefferson County Metropolitan Government, 4.29%, 05/01/2045 (Obligor: Louisville/Jefferson Med)	200,000	154,250
Nebraska – 0.0% (n)
Public Power Generation Agency, 7.24%, 01/01/2041	140,000	153,388
New Hampshire – 0.0% (n)
New Hampshire Business Finance Authority, 6.89%, 04/01/2034 (Obligor: Wheeling Power Company) (a)	275,000	282,997
____________

See Notes to Financial Statements.

2025 Semi-Annual Report	27

BROOKFIELD REAL ASSETS INCOME FUND INC. Schedule of Investments (Unaudited) (continued) June 30, 2025
	Par	Value
MUNICIPAL BONDS (continued)
New Jersey – 0.0% (n)
South Jersey Transportation Authority, 7.00%, 11/01/2038	75,000	$82,178
New York – 0.1%
New York City Industrial Development Agency, 5.90%, 03/01/2046 (Obligor: NY Yankees Partnership) (a)	125,000	123,947
New York Transportation Development Corp., 6.97%, 06/30/2051 (Obligor: Elevated Accessibility)	255,000	251,261
		375,208
Oklahoma – 0.1%
Oklahoma Development Finance Authority, 5.45%, 08/15/2028 (Obligor: OU Medicine Obligated Group)	500,000	486,484
Sallisaw Economic Authority, 6.26%, 02/01/2053	125,000	125,153
		611,637
Oregon – 0.0% (n)
Port of Morrow OR, 3.25%, 12/01/2036	150,000	123,718
Texas – 0.0% (n)
City of San Antonio TX Customer Facility Charge Revenue, 5.87%, 07/01/2045	100,000	95,798
Virginia – 0.0% (n)
Farmville Industrial Development Authority, 5.00%, 01/01/2034 (Obligor: Longwood Housing Foundation LLC)	200,000	183,530
West Virginia – 0.0% (n)
County of Ohio WV Special District Excise Tax Revenue, 8.25%, 03/01/2035	110,000	118,022
Tobacco Settlement Finance Authority, 4.01%, 06/01/2040	125,000	102,169
		220,191
Wisconsin – 0.0% (n)
Public Finance Authority, 6.00%, 06/01/2027 (Obligor: Lindenwood Education Sys) (a)	200,000	200,304
TOTAL MUNICIPAL BONDS (Cost $5,053,818)		5,005,343
U.S. GOVERNMENT AGENCY ISSUES – 0.1%
U.S. Government Agency Collateralized Mortgage Obligations – 0.0% (n)
Federal National Mortgage Association, Series 1997-79, Class PL, 6.85%, 12/18/2027	10,071	10,230
U.S. Government Agency Pass-Through Certificates – 0.1%
Federal Home Loan Mortgage Corporation
Pool C55167, 8.50%, 07/01/2031	21,276	21,845
Pool C55169, 8.50%, 07/01/2031	31,258	32,667
Pool C56878, 8.00%, 08/01/2031	26,659	27,709

____________

See Notes to Financial Statements.

28	Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC. Schedule of Investments (Unaudited) (continued) June 30, 2025
	Par	Value
U.S. GOVERNMENT AGENCY ISSUES (continued)
Pool C59641, 8.00%, 10/01/2031	22,001	$22,861
Pool C69047, 7.00%, 06/01/2032	100,674	106,391
Federal National Mortgage Association
Pool 255053, 7.50%, 12/01/2033	30,498	32,835
Pool 458132, 8.00%, 03/15/2031	18	18
Pool 545436, 9.00%, 10/01/2031	30,292	32,932
Pool 545990, 7.50%, 04/01/2031	41,380	42,708
Pool 636449, 8.50%, 04/01/2032	71,279	76,269
Pool 645912, 7.00%, 06/01/2032	79,560	84,090
Pool 645913, 7.00%, 06/01/2032	85,458	89,675
Pool 650131, 7.00%, 07/01/2032	98,825	104,627
Pool 735576, 7.50%, 11/01/2034	52,098	55,340
Pool 735800, 8.00%, 01/01/2035	86,245	93,724
		823,691
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $793,945)		833,921
	Shares	Value
SHORT-TERM INVESTMENTS – 4.1%
Money Market Funds – 2.9%
First American Treasury Obligations Fund – Class X, 4.24% (q)	23,232,303	23,232,303
	Par	Value
U.S. Treasury Bills – 1.2%
4.27%, 08/21/2025 (r)	5,000,000	4,970,098
4.30%, 09/11/2025 (r)	5,000,000	4,957,550
		9,927,648
TOTAL SHORT-TERM INVESTMENTS (Cost $33,159,801)		33,159,951
TOTAL INVESTMENTS – 131.6% (Cost $1,095,559,176)		1,059,835,182
Liabilities in Excess of Liabilities – (31.6)%		(254,362,367)
TOTAL NET ASSETS – 100.0%		$805,472,815

Percentages are stated as a percent of net assets.

Par amount is in USD unless otherwise indicated.

CMBS	—	Commercial Mortgage-Backed Security
CMT	—	Constant Maturity Treasury
EURIBOR	—	Euro Interbank Offered Rate
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
LP	—	Limited Partnership
PIK	—	Payment in Kind
PLC	—	Public Limited Company

____________

See Notes to Financial Statements.

2025 Semi-Annual Report	29

BROOKFIELD REAL ASSETS INCOME FUND INC. Schedule of Investments (Unaudited) (continued) June 30, 2025
REIT	—	Real Estate Investment Trust
SOFR	—	Secured Overnight Financing Rate
SONIA	—	Sterling Overnight Index Average
EUR	—	Euro
GBP	—	British Pound
(a)

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of June 30, 2025, the value of these securities total $580,026,011 or 72.0% of the Fund’s net assets.

(b)	All or a portion of security has been pledged as collateral for the Fund’s credit facilities. The fair value of assets committed as collateral as of June 30, 2025 is $320,524,112.
(c)	All or a portion of security has been pledged as collateral for reverse repurchase agreements. The fair value of assets committed as collateral as of June 30, 2025 is $98,186,089.
(d)	Step coupon bond. The rate disclosed is as of June 30, 2025.
(e)

Restricted security purchased in a private placement transaction in which resale to the public may require registration. As of June 30, 2025, the value of these securities total $36,862,740 or 4.6% of the Fund’s net assets.

(f)	Zero coupon bonds make no periodic interest payments.
(g)	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
(h)	Interest only security.
(i)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of June 30, 2025.

(j)

Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $22,758,875 or 2.8% of net assets as of June 30, 2025.

(k)

To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(l)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(m)	Non-income producing security.
(n)	Represents less than 0.05% of net assets.
(o)

Coupon rate may be variable or floating based on components other than reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of June 30, 2025.

(p)	Security subject to the Alternative Minimum Tax (“AMT”). As of June 30, 2025, the total value of securities subject to the AMT was $947,603 or 0.1% of net assets.
(q)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.
(r)	The rate shown is the annualized effective yield as of June 30, 2025.

____________

See Notes to Financial Statements.

30	Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC. Schedule of Investments (Unaudited) (continued) June 30, 2025

Forward Currency Contracts:

As of June 30, 2025, the following forward currency contracts were outstanding:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
State Street Bank & Trust Co.	08/07/2025	EUR	55,667	USD	63,810	$1,940
State Street Bank & Trust Co.	08/07/2025	GBP	67,210	USD	90,731	1,544
State Street Bank & Trust Co.	08/07/2025	USD	3,529,733	EUR	3,103,873	(136,324)
State Street Bank & Trust Co.	08/07/2025	USD	4,079,565	GBP	3,071,209	(137,017)
Net Unrealized Appreciation (Depreciation)						$(269,857)
EUR	—	Euro
GBP	—	British Pound
USD	—	United States Dollar

____________

See Notes to Financial Statements.

2025 Semi-Annual Report	31

BROOKFIELD REAL ASSETS INCOME FUND INC. Statement of Assets and Liabilities (Unaudited) June 30, 2025
Assets:
Investments in securities, at value (Cost $1,095,559,176)	$1,059,835,182
Interest and dividends receivable	12,305,477
Receivable for investments sold	10,436,560
Unrealized appreciation on forward currency contracts (Note 3)	3,484
Foreign currency, at value (Cost $22)	30
Prepaid expenses	501,777
Total assets	1,083,082,510
Liabilities:
Payable for credit facility (Note 7)	182,000,000
Reverse repurchase agreements (Note 7)	74,704,184
Payable for investments purchased	18,269,257
Interest payable for credit facility and reverse repurchase agreements (Note 7)	1,116,345
Investment advisory fees payable (Note 5)	866,825
Payable for open forward currency contracts (Note 3)	273,341
Administration fees payable (Note 5)	129,984
Accrued expenses	249,759
Total liabilities	277,609,695
Net Assets	$805,472,815
Composition of Net Assets:
Paid-in capital	988,444,018
Accumulated losses	(182,971,203)
Net Assets	$805,472,815
Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	55,254,696
Net asset value per share	$14.58

____________

See Notes to Financial Statements.

32	Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC. Statement of Operations (Unaudited) For the Six Months Ended June 30, 2025
Investment Income (Note 2):
Interest (net of foreign withholding tax of $30,538)	$35,647,291
Dividends and distributions (net of foreign withholding tax of $42,109)	2,943,617
Less return of capital distributions	(367,039)
Total investment income	38,223,869
Expenses:
Investment advisory fees (Note 5)	5,252,276
Administration fees (Note 5)	787,841
Directors’ fees	149,819
Fund accounting fees	111,060
Reports to shareholders	101,506
Legal fees	80,769
Miscellaneous	65,406
Audit and tax services	61,092
Custodian fees	55,300
Transfer agent fees	31,024
Registration fees	28,159
Insurance	24,259
Total operating expenses	6,748,511
Interest expense on credit facility and reverse repurchase agreements (Note 7)	6,623,311
Total expenses	13,371,822
Net Investment income	24,852,047
Net realized gain (loss) on:
Investments	1,034,464
Foreign currency transactions	280
Forward currency contracts	(263,261)
Futures contracts	64,656
Net realized gain	836,139
Net change in unrealized appreciation/depreciation on:
Investments	7,966,967
Foreign currency	(828)
Foreign currency translations	12,998
Forward currency contracts	(577,041)
Net change in unrealized appreciation	7,402,096
Net realized and unrealized gain	8,238,235
Net increase in net assets resulting from operations	$33,090,282

____________

See Notes to Financial Statements.

2025 Semi-Annual Report	33

BROOKFIELD REAL ASSETS INCOME FUND INC. Statements of Changes in Net Assets
	For the Six Months Ended June 30, 2025 (Unaudited)	For the Year Ended December 31, 2024
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$24,852,047	$49,413,899
Net realized gain (loss)	836,139	(1,820,764)
Net change in unrealized appreciation	7,402,096	16,800,477
Net increase in net assets resulting from operations	33,090,282	64,393,612
Distributions to Shareholders:
Distributable earnings	(24,332,842)	(57,007,588)
Return of capital	(14,787,483)	(21,339,942)
Total distributions to shareholders	(39,120,325)	(78,347,530)
Capital Share Transactions:
Cost of shares repurchased (Note 8)	—	(2,542,114)
Net decrease in net assets from capital share transactions	—	(2,542,114)
Total decrease in net assets	(6,030,043)	(16,496,032)
Net Assets:
Beginning of period	811,502,858	827,998,890
End of period	$805,472,815	$811,502,858
Share Transactions:
Shares repurchased (Note 8)	—	(204,377)
Net decrease in shares outstanding	—	(204,377)

____________

See Notes to Financial Statements.

34	Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC. Statement of Cash Flows (Unaudited) For the Six Months Ended June 30, 2025
Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities
Net Increase in net assets resulting from operations	$33,090,282
Adjustments to reconcile net Increase in net assets resulting from operations to net cash provided by operating expenses
Purchases of long-term portfolio investments and principal payups	(271,704,829)
Proceeds from disposition of long-term portfolio investments and principal paydowns	293,379,251
Net purchases and sales of short-term portfolio investments	(942,263)
Return of capital distributions from portfolio investments	367,039
Amortization of deferred debt issuance costs	—
Increase in interest and dividends receivable	(2,311,446)
Increase in receivable for investments sold	(8,491,968)
Decrease in deferred offering costs	359,215
Increase in prepaid expenses	(480,412)
Increase in interest payable for credit facility and reverse repurchase agreements	187,652
Decrease in payable for investments purchased	(1,121,790)
Decrease in investment advisory fees payable	(38,985)
Decrease in administration fees payable	(5,887)
Increase in accrued expenses	58,098
Net accretion of discount on investments and other adjustments to cost	1,976,772
Net change in unrealized appreciation/depreciation on investments	(7,966,967)
Net change in unrealized appreciation/depreciation on foreign currency	828
Net change in unrealized appreciation on forward currency contracts	577,041
Net realized gain on investment transactions	(1,034,464)
Net cash provided by operating activities	35,897,167
Cash flows used for financing activities:
Cash provided by reverse repurchase agreements	11,043,684
Repayments of credit facility	(10,000,000)
Distributions paid to shareholders	(39,120,325)
Net cash used for financing activities	(38,076,641)
Effect of exchange rate changes on cash	(828)
Net decrease in cash	(2,180,302)
Cash at beginning of period	2,180,332
Cash at end of period	$30
Supplemental Disclosure of Cash Flow Information:
Interest payments on the credit facility and reverse repurchase agreements for the six months ended June 30, 2025 totaled $6,435,659.
Reconciliation of Cash at the End of Period to the Statement of Assets and Liabilities:
Foreign currency	$30
Cash at end of period	$30

____________

See Notes to Financial Statements.

2025 Semi-Annual Report	35

BROOKFIELD REAL ASSETS INCOME FUND INC. Financial Highlights
NAV	For the Six Months Ended June 30, 2025 (Unaudited)	For the Year Ended December 31,								For the Period December 5, 2016[1] – December 31, 2016
		2024	2023	2022	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net asset value, beginning of period	$14.69	$14.93	$15.58	$20.12	$20.02	$23.21	$22.07	$25.15	$25.14	$25.00
Net investment income[2]	0.45	0.89	0.75	0.76	0.78	0.80	1.10	1.52	1.74	0.15
Net realized and change in unrealized gain (loss)[2]	0.15	0.29	0.75	(2.91)	1.71	(1.60)	2.43	(2.21)	0.66	0.19
Net increase (decrease) in net asset value resulting from operations	0.60	1.18	1.50	(2.15)	2.49	(0.80)	3.53	(0.69)	2.40	0.34
Distributions from net investment income	(0.44)	(1.03)	(0.76)	(0.74)	(0.92)	(0.68)	(1.30)	(1.53)	(1.84)	(0.15)
Return of capital distributions	(0.27)	(0.39)	(1.39)	(1.65)	(1.47)	(1.71)	(1.09)	(0.86)	(0.55)	(0.05)
Total distributions paid*	(0.71)	(1.42)	(2.15)	(2.39)	(2.39)	(2.39)	(2.39)	(2.39)	(2.39)	(0.20)
Net asset value, end of period	$14.58	$14.69	$14.93	$15.58	$20.12	$20.02	$23.21	$22.07	$25.15	$25.14
Market price, end of period	$13.37	$13.32	$12.81	$16.15	$21.11	$17.83	$21.35	$19.07	$23.37	$22.31
Total Investment Return based on Net Asset Value#,3	4.23%	8.25%	10.52%	(11.13)%	13.08%	(2.51)%	16.42%	(3.08)%	9.88%	1.36%
Total Investment Return based on Market Price†,3	5.87%	15.76%	(8.48)%	(12.66)%	33.06%	(4.16)%	24.79%	(9.12)%	15.94%	0.50%[4]
Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$805,473	$811,503	$827,999	$867,731	$1,008,191	$878,588	$846,429	$805,294	$917,653	$917,593
Operating expenses excluding interest expense[5]	1.69%	1.63%	1.65%	1.76%	1.80%	1.77%	1.61%	1.63%	1.60%	1.70%
Interest expense[5]	1.67%	1.47%	1.58%	1.00%	0.33%	0.47%	0.93%	0.93%	0.58%	0.60%
Total expenses[5]	3.36%	3.10%	3.23%	2.76%	2.13%	2.24%	2.54%	2.56%	2.18%	2.30%
Net expenses, including fee waivers and reimbursement and excluding interest expense[5,6]	1.69%	1.63%	1.65%	1.76%	1.80%	1.77%	1.61%	1.08%	1.03%	1.03%
Net expenses, including fee waivers and reimbursement and excluding interest expense[5,6]	3.36%	3.10%	3.23%	2.76%	2.13%	2.24%	2.54%	2.00%	1.61%	1.63%
Net investment income[5]	6.25%	6.05%	4.99%	4.38%	3.88%	4.08%	4.69%	6.31%	6.84%	8.13%
Net investment income, excluding the effect of fee waivers and reimbursement[5,6]	6.25%	6.05%	4.99%	4.38%	3.88%	4.08%	4.69%	5.76%	6.27%	7.46%
Portfolio turnover rate[3]	26%	58%	35%	43%	65%	87%	46%	35%	43%	15%[7]
____________

See Notes to Financial Statements.

36	Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC. Financial Highlights (continued)

The following table sets forth information regarding the Fund’s outstanding senior securities as of the end of each of the Fund’s last ten fiscal years, as applicable.
Fiscal or Period End	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Unit[8]	Involuntary Liquidating Preference Per Unit	Average Market Value Per Unit (Exclude Bank Loans)	Type of Senior Securities
June 30, 2025[9]	$256,704,186	$4,138	N/A	N/A	Credit Facility, Reverse Repurchase Agreement
December 31, 2024	255,660,500	4,174	N/A	N/A	Credit Facility, Reverse Repurchase Agreement
December 31, 2023	169,198,000	5,894	N/A	N/A	Credit Facility, Reverse Repurchase Agreement
December 31, 2022	315,567,000	3,750	N/A	N/A	Credit Facility, Reverse Repurchase Agreement
December 31, 2021	404,957,190	3,490	N/A	N/A	Credit Facility, Reverse Repurchase Agreement
December 31, 2020	317,580,941	3,767	N/A	N/A	Credit Facility, Reverse Repurchase Agreement
December 31, 2019	242,192,000	4,495	N/A	N/A	Credit Facility, Reverse Repurchase Agreement
December 31, 2018	280,799,762	3,868	N/A	N/A	Credit Facility, Reverse Repurchase Agreement
December 31, 2017	259,395,471	4,538	N/A	N/A	Credit Facility, Reverse Repurchase Agreement
December 31, 2016[1]	302,682,176	4,032	N/A	N/A	Credit Facility, Reverse Repurchase Agreement

____________

*      Distributions for annual periods determined in accordance with federal income tax regulations.

#           Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The actual reinvestment price for dividends declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total investment return excludes the effects of sales charges or contingent deferred sales charges, if applicable.

†           Total investment return based on market price is the combination of changes in the New York Stock Exchange (“NYSE”) market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The actual reinvestment for dividends declared in the period may take place over several days as described in the Fund’s dividend reinvestment plan, and in some instances may not be based on the market price. Total investment return excludes the effect of broker commissions.

1           Commencement of operations was December 5, 2016.

2           Per share amounts presented are based on average shares outstanding throughout the period indicated.

3           Not annualized for periods less than one year.

4           Total investment return based on market price is calculated based on first trade price of $22.40 on December 5, 2016.

5           Annualized for periods less than one year.

6           The operating expenses limitation agreement expired pursuant to its terms on December 4, 2018.

7           For the portfolio turnover calculation, portfolio purchases and sales of the Brookfield Mortgage Opportunity Income Fund Inc., Brookfield High Income Fund Inc. and Brookfield Total Return Fund Inc. made prior to the Reorganizations into the Brookfield Real Assets Income Fund Inc. have been excluded from the numerator and the monthly average value of securities used in the denominator reflects the combined market value after the Reorganizations.

8           Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

9           For the six months ended June 30, 2025 (Unaudited).

____________

See Notes to Financial Statements.

2025 Semi-Annual Report	37

BROOKFIELD REAL ASSETS INCOME FUND INC. Notes to Financial Statements (Unaudited) June 30, 2025

1.  Organization

Brookfield Real Assets Income Fund Inc. (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “RA.” The Fund was incorporated under the laws of the State of Maryland on October 6, 2015.

Brookfield Public Securities Group LLC (“PSG” or the “Adviser”), an indirect wholly-owned subsidiary of Brookfield Asset Management Ltd. (NYSE: BAM; TSX: BAMA) (“BAM”), is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.

The investment objective of the Fund is to seek high total return, primarily through high current income and secondarily, through growth of capital. The investment objective is not fundamental and may be changed by the Fund’s Board of Directors (the “Board”) without shareholder approval, upon not less than 60 days prior written notice to shareholders. No assurances can be given that the Fund’s investment objective will be achieved.

The Fund seeks to achieve its investment objective by investing primarily in the real asset class, which includes the following: Real Estate Securities; Infrastructure Securities; and Natural Resources Securities (collectively, “Real Asset Companies and Issuers”).

Under normal market conditions, the Fund will invest at least 80% of its average daily net assets plus the amount of borrowing for investment purposes (“Managed Assets”) in the securities and other instruments of Real Asset Companies and Issuers (the “80% Policy”). The Fund may change the 80% Policy without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund normally expects to invest at least 65% of its Managed Assets (defined below) in fixed income securities of Real Asset Companies and Issuers and in derivatives and other instruments that have economic characteristics similar to such securities.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies.

Valuation of Investments: The Board has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.

The Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determination relating to any or all Fund investments. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s net asset value (“NAV”) may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

38	Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC. Notes to Financial Statements (Unaudited) (continued) June 30, 2025

Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. Valuations from broker-dealers or pricing services consider appropriate factors such as market activity, market activity of comparable securities, yield, estimated default rates, timing of payments, underlying collateral, coupon rate, maturity date, and other factors. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.

Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser’s Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser’s Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser’s Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

2025 Semi-Annual Report	39

BROOKFIELD REAL ASSETS INCOME FUND INC. Notes to Financial Statements (Unaudited) (continued) June 30, 2025

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1	—	quoted prices in active markets for identical assets or liabilities
Level 2	—

quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)

The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Corporate Credit	—	550,114,569	—	550,114,569
Securitized Credit	—	298,945,117	22,758,875	321,703,992
Common Stocks	53,181,456	12,598,242	—	65,779,698
Term Loans	—	48,363,008	—	48,363,008
Exchange Traded Funds	24,584,812	—	—	24,584,812
Preferred Stocks	10,289,888	—	—	10,289,888
Municipal Bonds	—	5,005,343	—	5,005,343
U.S. Government Agency Issues	—	833,921	—	833,921
Money Market Funds	23,232,303	—	—	23,232,303
U.S. Treasury Bills	—	9,927,648	—	9,927,648
Total Investments	111,288,459	925,787,848	22,758,875	1,059,835,182

Other Financial Instruments:
Forwards*	—	3,484	—	3,484
Total Other Financial Instruments	—	3,484	—	3,484

Liabilities:
Other Financial Instruments:
Reverse Repurchase Agreements	—	(74,704,184)	—	(74,704,184)
Forwards*	—	(273,341)	—	(273,341)
Total Other Financial Instruments	—	(74,977,525)	—	(74,977,525)

____________

* The fair value of the Fund’s investment represents the unrealized appreciation (depreciation) as of June 30, 2025.

Refer to the Schedule of Investments for further disaggregation of investment categories.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period as compared to the security classifications from the prior year’s annual report.

The fair value of the Fund’s credit facility and reverse repurchase agreements, which qualify as financial instruments under ASC Topic 825, Disclosures about Fair Values of Financial Instruments, approximates the carrying amounts of $182,000,000 for the credit facility and $74,704,184 for the reverse repurchase agreements presented in the Statement of Assets and Liabilities. As of June 30, 2025, these financial instruments are categorized as Level 2 within the disclosure hierarchy.

40	Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC. Notes to Financial Statements (Unaudited) (continued) June 30, 2025

The table below shows the significant unobservable valuation inputs that were used by the Adviser’s Valuation Committee to fair value the Level 3 investments as of June 30, 2025.

	Quantitative Information about Level 3 Fair Value Measurements
	Value as of June 30, 2025	Valuation Approach	Valuation Methodology	Unobservable Input	Amount or Range/ (Weighted Average)	Impact of Valuation from an Increase in Input(1)
Securitized Credit
Commercial Real Estate	$22,053,414	Income Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	10.0% – 30.0% (11.4)%	Decrease

Commercial Mortgage-Backed Securities	705,461	Income Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	36.0% – 38.0% (37.0)%	Decrease

Total	$22,758,875

____________

(1)  The impact represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

The following is a reconciliation of the assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Securitized Credit
Balance as of December 31, 2024	$24,485,500
Accrued discounts (premiums)	555,088
Realized gain (loss)	(2,967,029)
Change in unrealized appreciation (depreciation)	(3,045,527)
Purchases at cost	867,034
Sales proceeds	2,863,809
Transfers into Level 3	—
Balance as of June 30, 2025	$22,758,875
Change in unrealized appreciation (depreciation) for Level 3 assets still held at the reporting date	$(3,045,527)

For further information regarding the security characteristics of the Fund, see the Schedule of Investments.

Investment Transactions and Investment Income: Securities transactions are recorded on trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized on a daily basis using the effective yield to maturity and yield to next methods, respectively, and might be adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. Net realized gain (loss) on the Statement of Operations may also include realized gain distributions received from real estate investment trusts (“REITs”). Distributions of net realized gains are recorded on the REIT’s ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions are disclosed by the REITs and actual amounts may differ from the estimated

2025 Semi-Annual Report	41

BROOKFIELD REAL ASSETS INCOME FUND INC. Notes to Financial Statements (Unaudited) (continued) June 30, 2025 amounts. A distribution received from the Fund’s investments in master limited partnerships (“MLP”) generally are comprised of return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Master Limited Partnerships: A MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.

The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable.

Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based either upon relative average net assets, evenly, or a combination of average net assets and evenly.

Distributions to Shareholders: The Fund declares and pays dividends monthly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income.

This notice is available on the Adviser’s website at https://publicsecurities.brookfield.com. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

42	Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC. Notes to Financial Statements (Unaudited) (continued) June 30, 2025

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

When Issued, Delayed Delivery Securities and Forward Commitments: The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

The Fund operates as a single operating segment. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed as a whole by the President of the Fund, who is responsible for the oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

3.  Derivative Financial Instruments

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund may also purchase derivative instruments that combine features of several of these instruments. The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.

There were no futures contracts outstanding as of June 30, 2025.

Forward Currency Contracts: A forward currency contract (“forward contract”) is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence, changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.

2025 Semi-Annual Report	43

BROOKFIELD REAL ASSETS INCOME FUND INC. Notes to Financial Statements (Unaudited) (continued) June 30, 2025

The Fund invests in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The average quarterly U.S. dollar value of forward currency contracts to be delivered or received during the six months ended June 30, 2025 was $8,154,038, which represents the volume of activity during the period.

The following table sets forth the fair value of the Fund’s derivative instruments:

Derivatives	Statement of Assets and Liabilities	Value as of June 30, 2025
Forward currency contracts	Unrealized appreciation on forward currency contracts (assets)	3,484
Forward currency contracts	Unrealized depreciation on forward currency contracts (liabilities)	(273,341)

The following table sets forth the effect of derivative instruments on the Statement of Operations for the six months ended June 30th, 2025:

Derivatives	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Loss	Net Change in Unrealized Depreciation
Forward currency contracts	Forward currency contracts	$ (263,261)	$ (577,041)

The Fund has elected to not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements, even when an enforceable master netting agreement is in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty’s rights and obligations.

Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement as of June 30, 2025:

				Collateral
	Gross Amounts	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Non-Cash Collateral Pledged (Received)	Collateral Pledged (Received)	Net Amount
Assets:
Forward currency contracts	$ 3,484	$—	$ 3,484	$—	$—	$ 3,484
Liabilities:
Forward currency contracts	$273,341	$—	$ (273,341)	$—	$—	$ 273,341

4.  Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities

The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments or other credit enhancement.

44	Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC. Notes to Financial Statements (Unaudited) (continued) June 30, 2025

The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. The Fund has investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect its ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.

5.  Investment Advisory Agreement and Transactions with Related Parties

The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 1.00% of the Fund’s average daily net assets plus the amount of borrowing for investment purposes (“Managed Assets”).

The Fund has entered into an Administration Agreement with the Adviser, and the Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Sub-Administrator”), on behalf of the Fund. The Adviser and the Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund’s Managed Assets. The Adviser is responsible for any fees due to the Sub-Administrator.

The Adviser has entered into a Sub-Advisory Agreement with Oaktree Fund Advisors, LLC (the “Sub-Adviser”). The Sub-Adviser is an affiliate of Oaktree Capital Management, L.P. (“OCM”), a leading global investment management firm headquartered in Los Angeles, California focused on less efficient markets and alternative investments, and is a subsidiary of Oaktree Capital Group, LLC (“OCG,” together with OCM and the Sub-Adviser, “Oaktree”). The Sub-Adviser is responsible for the management of the securitized credit allocation with a focus on its investments in

2025 Semi-Annual Report	45

BROOKFIELD REAL ASSETS INCOME FUND INC. Notes to Financial Statements (Unaudited) (continued) June 30, 2025 commercial mortgage-backed securities, residential mortgage-backed securities, and related assets. In 2019, BAM acquired a majority interest in Oaktree. As the Adviser, PSG determines, and has oversight responsibility for, the Fund’s securitized credit allocations managed by the Sub-Adviser.

Certain officers and/or trustees of the Fund are officers and/or employees of the Adviser.

6.  Purchases and Sales of Investments

For the six months ended June 30, 2025, purchases and sales of investments (including principal payups and paydowns), excluding short-term securities, reverse repurchase agreements and U.S. government securities, were $271,704,829 and $293,379,251, respectively.

For the six months ended June 30, 2025, there were no purchases and sales of long-term U.S. Government securities.

7.  Borrowings

Credit facility: The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The maximum line of credit as of June 30, 2025 for the Fund is $300,000,000. The Fund pays interest in the amount of 0.90% plus the Overnight Bank Funding Rate (“OBFR”) on the amount of eligible equity securities outstanding and 1.00% plus the OBFR on the amount of other eligible securities outstanding. As of June 30, 2025, the Fund had outstanding borrowings of $182,000,000. For the six months ended June 30, 2025, the Fund borrowed an average daily balance of $188,187,845 at a weighted average borrowing cost of 5.39% and the interest expense amounted to $5,027,520. As of June 30, 2025, the total value of the collateral was $320,524,112.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.

46	Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC. Notes to Financial Statements (Unaudited) (continued) June 30, 2025

At June 30, 2025, the Fund the following reverse repurchase agreements outstanding:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable For Reverse Repurchase Agreements
JPMorgan Chase	4.25%	6/3/2025	7/22/2025	$2,537,063	$2,545,449
JPMorgan Chase	4.25%	5/20/2025	7/22/2025	842,325	846,502
JPMorgan Chase	4.45%	5/20/2025	7/22/2025	3,464,111	3,482,096
JPMorgan Chase	4.50%	5/20/2025	7/22/2025	9,053,226	9,100,755
JPMorgan Chase	4.50%	5/28/2025	7/22/2025	2,191,845	2,201,160
JPMorgan Chase	4.55%	6/11/2025	7/22/2025	5,835,078	5,849,828
JPMorgan Chase	4.60%	5/20/2025	7/22/2025	21,941,767	22,059,521
JPMorgan Chase	4.60%	6/3/2025	7/22/2025	6,428,153	6,451,152
JPMorgan Chase	4.60%	6/11/2025	7/22/2025	6,282,000	6,298,054
JPMorgan Chase	4.60%	6/20/2025	7/22/2025	6,187,165	6,195,861
JPMorgan Chase	4.65%	5/20/2025	7/22/2025	8,598,951	8,645,601
RBC	4.30%	4/15/2025	Open(2)	1,342,500	1,354,847
Total				$74,704,184	$75,030,826

____________

(1) The average daily balance of reverse repurchase agreements outstanding for the Fund during the six months ended June 30, 2025, was $69,193,168 at a weighted average daily interest rate of 5.51% and the interest expense amounted to $1,901,999. As of June 30, 2025, the total value of the collateral was $98,186,089.

(2) A reverse repurchase agreement without a fixed maturity date.

The following is a summary of the reverse repurchase agreements by the type of collateral and the remaining contractual maturity of the agreements:

	Overnight and Continuous	Up to 30 Days	30 to 90 Days	Greater Than 90 Days	Total
Corporate Credit	$1,342,500	$73,361,684	$—	$—	$74,704,184
Total	$1,342,500	$73,361,684	$—	$—	$74,704,184

The Fund has elected to not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements, even when an enforceable master netting agreement is in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty’s rights and obligations.

Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:

				Collateral
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Non-Cash Collateral (Pledged) Received*	Collateral Pledged (Received)*	Net Amount
Reverse Repurchase Agreements	$74,704,184	$—	$74,704,184	$(74,704,184)	$—	$—

____________

* Excess of collateral pledged to the individual counterparty is not shown for ﬁnancial statement purposes.

2025 Semi-Annual Report	47

BROOKFIELD REAL ASSETS INCOME FUND INC. Notes to Financial Statements (Unaudited) (continued) June 30, 2025

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default of the Fund (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities (i.e., the MRA counterparty) under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

8.  Capital Shares

The Fund has 1,000,000,000 shares of $0.001 par value common shares authorized. Of the shares outstanding at June 30, 2025 for the Fund, the Adviser owns 100,051 shares. The Fund’s Board is authorized to classify and reclassify any unissued common shares. The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares are fully paid and non-assessable. Common shareholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative.

The Fund has filed a registration statement using the “shelf” registration process (the “Shelf Registration Statement”), which became effective on April 12, 2024. The Shelf Registration Statement permits the Fund to offer, from time to time, in one or more offerings, common shares or preferred shares, or subscription rights to purchase the Fund’s common shares or preferred shares. As of June 30, 2025, the Fund has not offered common shares or preferred shares, or subscription rights to purchase the Fund’s common shares or preferred shares, pursuant to the Shelf Registration Statement.

The Fund did not issue any shares during the year ended December 31, 2024 or the period ended June 30, 2025.

The Board has approved a share repurchase plan. Under the current share repurchase plan, as of June 30, 2025, the Fund may purchase in the open market up to 10% of its outstanding common shares. The current share repurchase plan will remain in effect until December 5, 2025. The amount and timing of the repurchases will be at the discretion of the Fund’s management, subject to market conditions and investment considerations. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. The Board authorized the share repurchase program as a result of its review of the options available to enhance shareholder value and reduce any potential discount between the market price of the Fund’s shares and the net asset value per share. During the six months ended June 30, 2025, no shares were repurchased by the Fund. During the year ended December 31, 2024, 204,377 shares were repurchased by the Fund at a weighted average price of $12.418, an aggregate cost, including brokerage commissions, of $2,542,114 and at a weighted average discount of 14.35% to net asset value. All shares repurchased have been reclassified as authorized but unissued.

9.  Federal Income Tax Information

The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required.

48	Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC. Notes to Financial Statements (Unaudited) (continued) June 30, 2025

Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of June 30, 2025, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2024, open taxable years consisted of the taxable years ended December 31, 2021 through December 31, 2024. No examination of the Fund’s tax returns is currently in progress.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The federal income tax information referenced below is as of the Fund’s most recently completed tax year-end of December 31, 2024.

The tax character of the distributions paid for the year ended December 31, 2024 were as follows:

Year Ended December 31, 2024
Ordinary Income	$57,007,588
Return of Capital	21,339,942
Total	$78,347,530

At December 31, 2024, the Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Capital loss carryforwards(1)	$(132,764,029)
Late year ordinary losses	—
Other accumulated gains	(91,779)
Tax basis unrealized depreciation on investments and foreign currency	(44,085,352)
Total tax basis net accumulated losses	$(176,941,160)

____________

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

Federal Income Tax Basis: The federal income tax basis of the Fund’s investments at December 31, 2024 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$1,117,996,219	$29,074,971	$(73,160,323)	$(44,085,352)

The Fund did not have any late year ordinary losses. As of December 31, 2024, the Fund’s capital loss carryforwards were as follows:

Capital Loss Carryforwards:	Expires:	Limitation:
$93,543,479 (Short-Term)	N/A	Unlimited
$39,220,550 (Long-Term)	N/A	Unlimited
2025 Semi-Annual Report	49

BROOKFIELD REAL ASSETS INCOME FUND INC. Notes to Financial Statements (Unaudited) (continued) June 30, 2025

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for paydown losses, Section 988 currency, sales of PFICs, partnership income/expense and return of capital. Permanent book and tax differences, if any, will result in reclassifications to paid-in capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.

10.Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

11.Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

Distributions: The Fund’s Board declared the following monthly distributions:

Distribution Per Share	Record Date	Payable Date
$0.1180	July 10, 2025	July 24, 2025
$0.1180	August 7, 2025	August 21, 2025

Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that there are no additional events that require recognition or disclosure in the financial statements.

50	Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC. Compliance Certification (Unaudited)

On July 16, 2025, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made semi-annual certifications, included in filings with the SEC on Form N-CSR relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

2025 Semi-Annual Report	51

BROOKFIELD REAL ASSETS INCOME FUND INC. Proxy Results (Unaudited)

The shareholders of the Fund voted on the following proposals at a shareholder meeting held on Thursday, May 15, 2025, at 8:30 a.m., Eastern Time. The description of the proposals and number of shares voted are as follows:

Proposal 1	Shares Voted For	Shares Voted Against	Shares Voted Abstain
1.1 To elect to the Fund’s Board of Directors Edward Kuczmarski, Class III Independent Director Nominee	38,451,950	2,177,394	560,389
1.2 To elect to the Fund’s Board of Directors Stuart McFarland, Class III Independent Director Nominee	38,454,127	2,173,191	562,415
1.3 To elect to the Fund’s Board of Directors Susan Schauffert-Tam, Class III Independent Director Nominee	38,779,103	1,873,402	537,228
52	Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC. Board Considerations Relating to the Approval of the Renewal of the Investment Advisory and Sub-Advisory Agreements (Unaudited)

The Board of Directors (the “Board,” the members of which are referred to as “Directors”) of Brookfield Real Assets Income Fund Inc. (the “Fund”), including the Directors who are not “interested persons” of the Fund (the “Independent Directors”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Brookfield Public Securities Group LLC (the “Adviser” or “Brookfield”), and the Sub-Advisory Agreement between Brookfield and Oaktree Fund Advisors, LLC (the “Sub-Adviser” or “Oaktree”) with respect to the Fund (the “Sub-Advisory Agreement,” and together with the Advisory Agreement, the “Agreements”), each for a successive one-year period at an in-person meeting held on May 14-15, 2025 (the “Meeting”).

In accordance with Section 15(c) of the 1940 Act, the Board requested, and Brookfield and Oaktree provided, materials relating to the Board’s consideration of whether to approve the continuation of the Agreements. These materials included, among other things: (a) a summary of the services provided to the Fund by Brookfield and Oaktree; (b) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third-party provider of mutual fund data, on fees and expenses of the Fund, and the investment performance of the Fund as compared with a peer group and/or peer universe of funds, as applicable, as well as supplemental data prepared by Brookfield; (c) information on the profitability of Brookfield; (d) information relating to economies of scale; (e) information about Brookfield’s general compliance policies and procedures and the services that it provides in connection with its oversight of Oaktree; (f) information on Brookfield’s and Oaktree’s risk management processes; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of Brookfield and Oaktree who are involved in the investment management, administration, compliance and risk management activities with respect to the Fund, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the continuation of the Agreements, the Board, including the Independent Directors, considered at the Meeting, and from time to time, as appropriate, factors that it deemed relevant. The following discusses the primary factors relevant to the Board’s decision.

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND SUB-ADVISER. The Board, including the Independent Directors, considered the nature, extent and quality of services provided by Brookfield. The Board noted that such services include acting as investment manager and adviser to the Fund, managing the daily business affairs of the Fund, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that Brookfield provides office space, bookkeeping, accounting, legal and compliance services, clerical and administrative services and has authorized its officers and employees, if elected, to serve as officers or Directors of the Fund without compensation. The Board also noted that Brookfield is also responsible for the coordination and oversight of the Fund’s third-party service providers, including Oaktree. In addition to the quality of the advisory services provided by Brookfield, the Board considered the quality of the administrative and other services provided by Brookfield to the Fund pursuant to the Advisory Agreement.

In connection with the services provided by Brookfield, the Board analyzed the structure and duties of Brookfield’s fund administration and accounting, operations and its legal and compliance departments to determine whether they are adequate to meet the needs of the Fund. The Board also considered the personnel responsible for providing advisory services to the Fund and other key personnel of Brookfield, in addition to the current and projected staffing levels and compensation practices. The Board concluded, based on the Directors’ experience and interaction with Brookfield, that: (i) Brookfield would continue to be able to retain high-quality personnel; (ii) Brookfield has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) Brookfield has been responsive to requests of the Board; and (iv) Brookfield has kept the Board apprised of developments relating to the Fund and the industry in general.

The Board’s conclusion was based, in part, upon the following: (i) a comprehensive description of the investment advisory and other services provided to the Fund; (ii) a list of personnel who furnish such services and a description of their duties and qualifications; (iii) performance data with respect to the Fund, including comparable investment companies and accounts managed by Brookfield; (iv) standardized industry performance data with respect to comparable investment companies and the performance of appropriate recognized indices; (v) recent financial statements of Brookfield Asset Management ULC and Brookfield Asset Management Ltd., the parent companies of the Adviser; (vi) Brookfield’s culture of compliance and its commitment to compliance generally, as well as its risk management processes and attention to regulatory matters; and (vii) Brookfield’s reputation and its experience

2025 Semi-Annual Report	53

BROOKFIELD REAL ASSETS INCOME FUND INC. Board Considerations Relating to the Approval of the Renewal of the Investment Advisory and Sub-Advisory Agreements (Unaudited) (continued)

serving as an investment adviser and the experience of the teams of portfolio managers that manage the Fund, as well as its experience serving as an investment adviser to other investment fund and institutional clients. The Board also reviewed Brookfield’s compliance and regulatory history and noted that there were no material regulatory or compliance issues that would potentially impact Brookfield from effectively serving as the investment adviser to the Fund. The Board concluded that the nature, extent and quality of the overall services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fees and that the quality of services continues to be high.

The Board also considered the nature, extent and quality of subadvisory services provided by Oaktree to the Fund. The Board observed the Sub-Adviser’s responsibilities in relation to the Fund, including the provision of investment advisory services to the Fund, compliance with the Fund’s policies and investment objective, review of brokerage matters (including with respect to trade allocation and best execution), oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Fund. The Board also considered the Sub-Adviser’s risk assessment and monitoring processes. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the Sub-Adviser’s history and investment experience, as well as information regarding the investment personnel who provide services to the Fund. The Board also evaluated the expertise and performance of the personnel who oversee compliance with the Fund’s investment restrictions and other requirements. Additionally, the Board considered certain information in relation to the Sub-Adviser’s portfolio managers. The Board also recognized the Sub-Adviser’s reputation and experience in serving as an investment adviser to other fund and accounts, and considered its investment processes and philosophy. The Board took into account that the Sub-Adviser’s responsibilities include the development and maintenance of investment programs for a sleeve of the Fund that is consistent with the Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed Oaktree’s compliance and regulatory history and noted that there were no material regulatory or compliance issues that would potentially impact Oaktree from effectively serving as the investment subadviser to the Fund. Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were satisfactory and that it was reasonable to conclude that the Adviser and the Sub-Adviser would continue to provide high-quality investment services to the Fund.

THE PERFORMANCE OF THE FUND, THE ADVISER, AND THE SUB-ADVISER. The Board, including the Independent Directors, also considered the investment performance of the Fund. The Board noted that it regularly reviews the performance of the Fund throughout the year. The Board further noted that, while it monitors performance of the Fund closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years. The Board considered the investment performance of the Fund in view of its importance to shareholders. In connection with this review, the Board received information regarding the investment performance of the Fund as compared to a group of funds with investment classifications and/or objectives comparable to those of the Fund (“Peer Universe”) and to an appropriate index or combination of indices (the “Benchmark Index”), as well as a focused peer group identified by Brookfield (“Peer Group”). In addition, the Board considered supplemental performance information that provided strategy level performance returns over longer periods as compared to the Fund’s performance information since inception. At the Meeting, management also discussed the methodologies used by Broadridge and Brookfield to select the funds included in the Peer Universe and the Peer Group, respectively. The performance information was presented for the periods ended March 31, 2025. The Fund’s performance relative to the median of the Peer Universe and Peer Group is described below, and if the Fund’s performance ranked below the median for its Peer Universe, the specific quintile rankings are also noted below with respect to the relevant periods of underperformance.

Brookfield Real Assets Income Fund Inc. The Board noted that the Fund’s performance was above the median of its Peer Universe for the one-year period and below the median of its Peer Universe for the three- and five-year period (fifth and third quintiles, respectively), and for the since inception period (fourth quintile). The Board also considered that the Fund outperformed its Benchmark Index for the one- and five-year periods, and underperformed its Benchmark Index for the three-year period and the since inception period. In addition, the Board noted that the Fund’s performance was at the median of its Peer Group for the quarter ended March 31, 2025.

54	Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC. Board Considerations Relating to the Approval of the Renewal of the Investment Advisory and Sub-Advisory Agreements (Unaudited) (continued)

THE COST OF THE ADVISORY SERVICES, AND THE PROFITABILITY TO THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board also received information regarding the management fees to be paid by the Fund to Brookfield pursuant to the Advisory Agreement and the fees paid by Brookfield to Oaktree pursuant to the Sub-Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by Brookfield, Oaktree or their affiliates in connection with providing such services to the Fund.

To assist in analyzing the reasonableness of the management fees for the Fund, the Board received reports independently prepared by Broadridge. The reports showed comparative fee and expense information for the Fund’s expense group (“Expense Group”) and expense universe (“Expense Universe”), including rankings within each category, as determined by Broadridge in collaboration with Brookfield. In considering the reasonableness of the management fees to be paid by the Fund to Brookfield, the Board was presented with a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Expense Group and Expense Universe since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Broadridge as a whole was useful in assessing whether Brookfield was providing services at a cost that was competitive with other, similar funds. In reviewing the expense rankings, the Board noted that a fund with fees and expenses that were below the median had fees and expenses that were less than the median fees and expenses of its peer group, while a fund with fees and expenses that were above the median had fees and expenses that were higher than the median fees and expenses of its peer group. The fund with the lowest expenses is ranked first and the fund with the highest expenses is ranked last within the applicable expense grouping.

Brookfield Real Assets Income Fund Inc. The Board considered and took note of the following with respect to the Fund: (i) the Fund’s contractual management fees at common asset levels ($825 million) were above the median of its Expense Group (in the fifth quintile); (ii) the Fund’s actual total expenses for common and leveraged assets were at the median of its Expense Group (ranked 5/9) and below the median of its Expense Universe (ranked 39/91); (iii) the Fund’s actual total expenses for only common assets were below the median of the Expense Group (ranked 2/9) and the Expense Universe (ranked 25/91); (iv) the Fund’s actual total expenses (excluding investment related expenses and taxes) for common and leveraged assets were above the median of the Expense Group (ranked 8/9) and Expense Universe (ranked 76/91); (v) the Fund’s actual total expenses (excluding investment related expenses and taxes) for only common assets were at the median of its Expense Group (ranked 5/9) and above the median of its Expense Universe (ranked 51/91); (vi) the Fund’s actual management fees for common and leveraged assets were above the median of its Expense Group (ranked 9/9) and Expense Universe (ranked 80/91); (vii) the Fund’s actual management fees for only common assets were above the median of its Expense Group (ranked 7/9) and Expense Universe (ranked 60/91); (viii) the Fund’s actual non-management expenses for common and leveraged assets were at the median of its Expense Group (ranked 5/9) and above the median of its Expense Universe (ranked 47/91); (ix) the Fund’s actual non-management expenses for only common assets were at the median of its Expense Group (ranked 5/9) and below the median of the Expense Universe (ranked 43/91); (x) the Fund’s investment related expenses and taxes for common and leveraged assets were below the median of its Expense Group (ranked 3/9) and below the median of its Expense Universe (ranked 22/91); and (xi) the Fund’s investment related expenses and taxes for only common assets were below the median of its Expense Group (ranked 2/9) and below the median of its Expense Universe (ranked 23/91).

2025 Semi-Annual Report	55

BROOKFIELD REAL ASSETS INCOME FUND INC. Board Considerations Relating to the Approval of the Renewal of the Investment Advisory and Sub-Advisory Agreements (Unaudited) (continued)

The Board was also asked to consider the management fees received by Brookfield with respect to other funds and accounts with similar investment strategies to the Fund, which include institutional and separately managed accounts. In comparing these fees, the Board considered certain differences between these accounts and the Fund, as applicable, including the broader and more extensive scope of services provided to the Fund in comparison to institutional or separately managed accounts; the higher demands placed on Brookfield’s investment personnel, the greater entrepreneurial risk in managing the Fund; and the impact on Brookfield and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional or separately managed accounts.

The Board also considered Brookfield’s profitability and the benefits Brookfield and its affiliates received from their relationship with the Fund. The Board received a memorandum and reviewed financial information relating to the financial condition of Brookfield Asset Management ULC and Brookfield Asset Management Ltd., the parent companies of the Adviser. The Board also considered and reviewed financial information relating to the profitability of Brookfield with respect to the services provided to the Fund, including in view of its management of the Brookfield Fund Complex,1 and considered whether Brookfield had the financial resources necessary to continue to attract and retain high-quality investment professionals and other key personnel. In analyzing Brookfield’s profitability, particular attention was given to the allocation of the direct and indirect costs of the resources and expenses in managing the Fund, as well as the non-Fund and non-advisory business activities across Brookfield’s key business lines. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the profitability to the Adviser from the Fund was reasonable.

With respect to Oaktree in relation to the Fund, the Board then reviewed financial information relating to Oaktree and its affiliates, including their financial condition and profitability. The Board also considered whether Oaktree had the financial resources necessary to continue to attract and retain high-quality investment management personnel and to provide high-quality services. Additionally, the Board considered the reasonableness of the management fee payable by the Adviser to Oaktree under the Sub-Advisory Agreement and took into account that the fee was consistent with management fees that Oaktree charged to comparable funds. In considering the profitability to Oaktree in connection with its relationship to the Fund, the Board noted that the fees under the Sub-Advisory Agreement are paid by Brookfield out of the management fees that it receives under the Advisory Agreement. As a result, the Board noted that Fund stockholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by Brookfield to Oaktree, the Board noted that, because Oaktree is an affiliate of Brookfield, such profitability might be directly or indirectly shared by the Adviser. For these reasons, the Board concluded that the profitability to Oaktree from its relationship with the Fund was not a material factor in its consideration of the renewal of the Sub-Advisory Agreement.

The Board concluded that Brookfield and Oaktree had the financial resources necessary to perform their obligations under the Agreements and to continue to provide the Fund with the high-quality services provided in the past. The Board also concluded that the management fees and subadvisory fees were reasonable in light of the factors discussed above.

THE EXTENT TO WHICH ECONOMIES OF SCALE WILL BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS REFLECT THOSE ECONOMIES OF SCALE. The Board, including the Independent Directors, considered whether shareholders would benefit from economies of scale and whether there was potential for future realization of economies of scale with respect to the Fund. The Board considered that, as a result of being part of the Brookfield Fund Complex, the constituent funds, including the Fund, share common resources and may share certain expenses, and if the size of the complex increases, the Fund could incur lower expenses than it otherwise would achieve as a stand-alone entity. The Board did not review specific information regarding whether there have been economies of scale with respect to Oaktree’s management of the Fund because it did not consider this as a relevant and material factor at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreement and concluded that the management fee structure, including the amount of management fees retained by Brookfield, was reasonable in light of the factors discussed above.

____________

1 The Brookfield Fund Complex is comprised of Brookfield Investment Funds (5 series of underlying portfolios), Brookfield Real Assets Income Fund, Inc. (NYSE: RA), Brookfield Infrastructure Income Fund Inc., Oaktree Diversified Income Fund Inc., Oaktree Asset-Backed Income Fund Inc. and Oaktree Asset-Backed Income Private Placement Fund Inc. (the “Brookfield Fund Complex”).

56	Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC. Board Considerations Relating to the Approval of the Renewal of the Investment Advisory and Sub-Advisory Agreements (Unaudited) (continued)

OTHER FACTORS. In consideration of the Advisory Agreement, the Board also received information regarding Brookfield’s brokerage and soft dollar practices. The Board considered that Brookfield is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from Brookfield that include information on brokerage commissions and execution throughout the year. The Board also considered the benefits Brookfield derives from its soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to Brookfield in return for allocating brokerage. The Board then considered other benefits that may be realized by Brookfield and its affiliates, including Oaktree, from their relationship with the Fund. Among them, the Board recognized the opportunity to provide advisory services to additional funds and accounts and reputational benefits. The Board also considered that Oaktree and Brookfield manage their investment operations independently of each other subject to an information barrier between the firms. The Board concluded that the benefits that may accrue to Brookfield, Oaktree and their affiliates by virtue of their advisory relationship to the Fund were fair and reasonable in light of the costs of providing investment advisory services to the Fund and the ongoing commitment of Brookfield and Oaktree to the Fund.

2025 Semi-Annual Report	57

BROOKFIELD REAL ASSETS INCOME FUND INC. Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-800-937-5449.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

58	Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC. Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC (“PSG”), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of the Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•   Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•   Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•   Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

•   Unaffiliated service providers (e.g., transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

•   Government agencies, other regulatory bodies and law enforcement officials (e.g., for reporting suspicious transactions);

•   Other organizations, with your consent or as directed by you; and

•   Other organizations, as permitted or required by law (e.g., for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

2025 Semi-Annual Report	59

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CORPORATE INFORMATION

Investment Adviser

Brookfield Public Securities Group LLC

Brookfield Place

225 Liberty Street, 35th Floor

New York, New York 10281

www.brookfield.com

Administrator

Brookfield Public Securities Group LLC

Brookfield Place

225 Liberty Street, 35th Floor

New York, New York 10281

www.brookfield.com

Please direct your inquiries to:

Investor Relations

Phone: 1-855-777-8001

E-mail: info@brookfieldoaktree.com

Sub-Adviser

Oaktree Fund Advisors, LLC

333 South Grand Avenue, 28th Floor

Los Angeles, California 90071

Transfer Agent

Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund’s transfer agent:

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, New York 11219

1-800-937-5449

Fund Accounting Agent & Sub-Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Paul Hastings LLP

200 Park Avenue

New York, New York 10166

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Fund Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

Directors of the Fund
Edward A. Kuczmarski William H. Wright II Heather S. Goldman Stuart A. McFarland Betty Whelchel Susan Schauffert-Tam Brian F. Hurley	Chair of Board of Directors Chair of Audit Committee Chair of Governance Committee Director Director Director Director (Interested)
Officers of the Fund
Brian F. Hurley Casey P. Tushaus Craig A. Ruckman Adam R. Sachs Mohamed S. Rasul	President Treasurer Secretary Chief Compliance Officer Assistant Treasurer

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

You may obtain a description of the Fund’s proxy voting policies and procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

brookfieldoaktree.com
info@brookfieldoaktree.com
855-777-8001

Brookfield

©2025 Brookfield Corporation

(b)    Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)     Schedule of Investments is included as part of the report to shareholders filed under Item 1(a) of this Form.

(b)    Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Statement Regarding Basis for Approval of Investment Advisory Contract is included as part of the report to shareholders filed under Item 1(a) of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No purchases were made during the reporting period by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of shares or other units of any class of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 16. Controls and Procedures.

(a)     The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The Registrant did not engage in securities lending activities during the period covered by this report.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)     Not Applicable.

(b)    Not Applicable.

Item 19. Exhibits.

(a)     (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. Not Applicable.

(b)    Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Brookfield Real Assets Income Fund Inc.
By (Signature and Title)*	/s/ Brian F. Hurley
Brian F. Hurley, Principal Executive Officer
Date:	September 3, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian F. Hurley
Brian F. Hurley, Principal Executive Officer
Date:	September 3, 2025
By (Signature and Title)*	/s/ Casey P. Tushaus
Casey P. Tushaus, Principal Financial Officer
Date:	September 3, 2025

____________

*        Print the name and title of each signing officer under his or her signature.